UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a‑101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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☒ Definitive Proxy Statement
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Figure Technology Solutions, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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2026 Notice of Annual Meeting and Proxy Statement

FIGURE

100 West Liberty Street, Suite 600 Reno, Nevada 89501
Notice Of Annual Meeting Of Stockholders

Date Thursday, June 4, 2026	Time 9:00 a.m. ET	Location virtual meeting	Record Date Thursday, April 9, 2026, 11:59 p.m. ET

The Annual Meeting of Stockholders (the “Annual Meeting”) of Figure Technology Solutions, Inc., a Nevada corporation (the “Company” or “Figure”), will be held at 9:00 a.m. Eastern Time on Thursday, June 4, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/FIGR2026 and entering your 16‑digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. The Annual Meeting will be held for the following purposes:

1
To elect Michael Tannenbaum, Adam Boyden, Michael Cagney, David Katsujin Chao, Lesley Goldwasser, Sachin Jaitly, Daniel Morehead and June Ou as directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall be elected or appointed and qualified or until their earlier death, retirement, disqualification, resignation or removal;

2	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.
Holders of record of our Blockchain common stock, Class A common stock and Class B common stock as of 11:59 p.m. ET on April 9, 2026 are entitled to notice of and to vote at the Annual Meeting, or any postponement or adjournment of the Annual Meeting. The Annual Meeting may be postponed or adjourned from time to time without notice other than by announcement at the Annual Meeting.
It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting online, we urge you to vote your shares via the toll‑free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors
Ronald Chillemi
Chief Legal Officer and Corporate Secretary
Reno, Nevada
April 24, 2026

Figure Technology Solutions, Inc.	i	2026 Proxy Statement

100 West Liberty Street, Suite 600 Reno, Nevada 89501
To Our Stockholders

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Figure Technology Solutions, Inc. at 9:00 a.m. Eastern Time, on Thursday, June 4, 2026. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. There is no physical location for the Annual Meeting.
The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/FIGR2026 and entering your 16‑digit control number included on your proxy card or on the instructions that accompanied your proxy materials. Please see the section called “Who can attend the Annual Meeting?” on page 3 of the proxy statement for more information about how to attend the meeting online.
Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting virtually, you will be able to vote online, even if you have previously submitted your proxy.
I and the other members of the Board of Directors look forward to greeting you at the Annual Meeting, and appreciate your continued interest in and support of Figure Technology Solutions, Inc.
Sincerely,
Michael Tannenbaum
Chief Executive Officer and Director

Figure Technology Solutions, Inc.	ii	2026 Proxy Statement

Figure Technology Solutions, Inc.	iii	2026 Proxy Statement

Proxy Statement

This proxy statement is furnished in connection with the solicitation by the Board of Directors of Figure Technology Solutions, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Thursday, June 4, 2026 (the “Annual Meeting”), at 9:00 a.m. Eastern Time, and at any postponement or adjournment of the Annual Meeting. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. Unless otherwise indicated or the context otherwise requires, all references in this proxy statement to “we”, “our”, or “us” refer to the Company. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/FIGR2026 and entering your 16‑digit control number included on your proxy card or on the instructions that accompanied your proxy materials.
Holders of record of shares of our Series A Blockchain Common Stock, par value $0.0001 per share (the “Blockchain common stock”), Class A common stock, par value $0.0001 per share (the “Class A common stock”) and Class B common stock, par value $0.0001 per share (the “Class B common stock,” and together with the Blockchain common stock and the Class A common stock, our “common stock”), as of 11:59 p.m. ET on April 9, 2026 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any postponement or adjournment of the Annual Meeting, and will vote together as a single class on all matters presented at the Annual Meeting. As of 11:59 p.m. ET on the Record Date, there were 690,250 shares of Blockchain common stock outstanding and entitled to vote at the Annual Meeting, 181,663,016 shares of Class A common stock outstanding and entitled to vote at the Annual Meeting and 37,893,047 shares of Class B common stock outstanding and entitled to vote at the Annual Meeting, representing approximately 0.12%, 32.37% and 67.51% of the voting power of our common stock, respectively. Each share of Blockchain common stock is entitled to one vote per share, each share of Class A common stock is entitled to one vote per share and each share of Class B common stock is entitled to ten votes per share on any matter presented to stockholders at the Annual Meeting.
This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2025 (the “2025 Annual Report”) will be released on or about April 24, 2026 to our stockholders on the Record Date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 4, 2026
This Proxy Statement and our 2025 Annual Report to Stockholders are available at http://www.proxyvote.com/

PROPOSALS
At the Annual Meeting, our stockholders will be asked:

1
To elect Michael Tannenbaum, Adam Boyden, Michael Cagney, David Katsujin Chao, Lesley Goldwasser, Sachin Jaitly, Daniel Morehead and June Ou as directors to serve until the 2027 Annual Meeting of Stockholders, and until their respective successors shall be elected or appointed and qualified or until their earlier death, retirement, disqualification, resignation or removal;

2	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
3	To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

Figure Technology Solutions, Inc.	1	2026 Proxy Statement

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
RECOMMENDATIONS OF THE BOARD
The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of common stock represented by the proxies will be voted, and the Board recommends that you vote:
•FOR the election of Michael Tannenbaum, Adam Boyden, Michael Cagney, David Katsujin Chao, Lesley Goldwasser, Sachin Jaitly, Daniel Morehead and June Ou as directors to serve until the 2027 Annual Meeting of Stockholders; and
•FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
INFORMATION ABOUT THIS PROXY STATEMENT
Why you received this proxy statement. You are viewing or have received these proxy materials because Figure’s Board is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.
Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Figure is making this proxy statement and its 2025 Annual Report available to its stockholders electronically via the Internet. On or about April 24, 2026, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2025 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2025 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.
Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.
Householding. The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1‑866‑540‑7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.
If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

Figure Technology Solutions, Inc.	2	2026 Proxy Statement

Questions and Answers About the Annual Meeting

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?
The Record Date for the Annual Meeting is April 9, 2026. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at 11:59 p.m. ET on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of our Blockchain common stock is entitled to one vote per share, each outstanding share of our Class A common stock is entitled to one vote per share and each outstanding share of Class B common stock is entitled to ten votes per share for all matters before the Annual Meeting in accordance with the provisions of our Second Amended and Restated Articles of Incorporation (the “Charter”). Holders of our Blockchain common stock, Class A common stock and Class B common stock vote together as a single class on any matter (including the proposals to be voted on at the Annual Meeting) that is submitted to a vote of our stockholders, unless otherwise required by law or our Charter. As of 11:59 p.m. ET on the Record Date, there were 690,250 shares of Blockchain common stock, 181,663,016 shares of Class A common stock and 37,893,047 shares of Class B common stock outstanding and entitled to vote at the Annual Meeting, representing approximately 0.12%, 32.37% and 67.51% of the voting power of our common stock, respectively.
WHAT IS THE DIFFERENCE BETWEEN BEING A “RECORD HOLDER” AND HOLDING SHARES IN “STREET NAME”?
A record holder holds shares in his, her or its name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.
AM I ENTITLED TO VOTE IF MY SHARES ARE HELD IN “STREET NAME”?
Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. See “How do I Vote‑Beneficial Owners of Shares Held in ‘Street Name’” below for additional information.
HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?
A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy (regardless of whether the proxy has authority to vote on any matter), of the holders of at least a majority of the voting power of the common stock issued and outstanding and entitled to vote on the Record Date will constitute a quorum.
WHO CAN ATTEND THE ANNUAL MEETING?
Figure has decided to hold the Annual Meeting entirely online this year. You may attend and participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/FIGR2026. To attend and participate in the Annual Meeting, you will need the 16‑digit control number included on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16‑digit control number or otherwise vote through the bank or broker. If you lose your 16‑digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or ask questions. The meeting webcast will begin promptly at 9:00 a.m. Eastern Time. We encourage you to access the meeting prior to the start time. Online check‑in will begin at 8:45 a.m. Eastern Time, and you should allow ample time for the check‑in procedures.

Figure Technology Solutions, Inc.	3	2026 Proxy Statement

WHAT IF A QUORUM IS NOT PRESENT AT THE ANNUAL MEETING?
If a quorum is not present at the scheduled time of the Annual Meeting, a majority of the voting power represented or the chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws (the “Bylaws”) to adjourn the meeting, without a vote of stockholders, until a quorum is present.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE OR MORE THAN ONE SET OF PROXY MATERIALS?
It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.
HOW DO I VOTE?
Stockholders of Record. If you are a stockholder of record, you may vote:

Internet You can vote over the Internet at www.proxyvote.com by following the instructions on the Internet Notice or proxy card;	Phone You can vote by telephone by calling 1‑800‑690‑6903 and following the instructions on the proxy card;	Mail You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail;
On line
If you attend the meeting online, you
will need the 16‑digit control number included in your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials to vote electronically during the meeting.

If you are a record holder of Blockchain common stock, you may cast your vote or abstain from voting over the Provenance Blockchain using your self-custodial wallet or Provenance-compatible custodial wallet (a "Compatible Wallet"). Holders of fractional shares of blockchain stock are entitled to cast votes on a proportional basis, including fractional votes, consistent with the number of shares of blockchain stock held as of 11:59 p.m. ET on the Record Date. The process for casting or abstaining from votes for holders of fractional shares will be the same as for holders of whole shares, including through self-custodial wallets or Compatible Wallets.
Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 3, 2026. To participate in the Annual Meeting, including to vote via the Internet or telephone, you will need the 16‑digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.
Whether or not you expect to attend the Annual Meeting online, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares electronically.
Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 16‑digit control number or otherwise vote through the bank or broker. If you lose your 16‑digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote or ask questions. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet.

Figure Technology Solutions, Inc.	4	2026 Proxy Statement

CAN I CHANGE MY VOTE AFTER I SUBMIT MY PROXY?
Yes.
If you are a record stockholder, you may revoke your proxy and change your vote:
•by submitting a duly executed proxy bearing a later date;
•by granting a subsequent proxy through the Internet or telephone;
•by giving written notice of revocation to the Secretary of Figure prior to the Annual Meeting; or
•by attending and voting online at the Annual Meeting.
Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.
If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting using your 16‑digit control number or otherwise voting through your bank or broker.
WHO WILL COUNT THE VOTES?
A representative of Broadridge Financial Solutions, Inc., our inspector of election, will tabulate and certify the votes.
WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?
If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are indicated on page 2 of this proxy statement, as well as with the description of each proposal in this proxy statement.
WILL ANY OTHER BUSINESS BE CONDUCTED AT THE ANNUAL MEETING?
We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.
WHY HOLD A VIRTUAL MEETING?
We believe that hosting a virtual meeting this year is in the best interest of the Company and its stockholders. A virtual meeting also enables increased stockholder attendance and participation because stockholders can participate from any location around the world. You will be able to attend the Annual Meeting online and submit your questions by visiting www.virtualshareholdermeeting.com/FIGR2026. You also will be able to vote your shares electronically at the Annual Meeting by following the instructions above.
WHAT IF DURING THE CHECK‑IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL MEETING WEBSITE?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website, and the information for assistance will be located on www.virtualshareholdermeeting.com/FIGR2026.

Figure Technology Solutions, Inc.	5	2026 Proxy Statement

WILL THERE BE A QUESTION AND ANSWER SESSION DURING THE ANNUAL MEETING?
As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted online during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder (rather than a “Guest”) by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions and answers may be grouped by topic, and substantially similar questions may be grouped and answered as one. We will not address questions that are not pertinent to the business of the Company or the business of the Annual Meeting, or that we otherwise believe are not appropriate under the circumstances.
HOW MANY VOTES ARE REQUIRED FOR THE APPROVAL OF THE PROPOSALS TO BE VOTED UPON AND HOW WILL ABSTENTIONS AND BROKER NON‑VOTES BE TREATED?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non‑Votes

Proposal 1: Election of Directors	The plurality of the votes cast. This means that the eight (8) nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	Votes withheld and broker non‑votes will have no effect.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The votes cast “FOR” the proposal must exceed the votes cast “AGAINST” the proposal.	Abstentions and broker non‑votes will have no effect. We do not expect any broker non‑votes on this proposal.

WHAT ARE “VOTES WITHHELD” AND “ABSTENTIONS” AND DO THEY COUNT FOR DETERMINING A QUORUM?
A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal.
Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum.
WHAT ARE BROKER NON‑VOTES AND DO THEY COUNT FOR DETERMINING A QUORUM?
Generally, broker non‑votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of KPMG LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non‑routine matters, such as the election of directors. Broker non‑votes count for purposes of determining whether a quorum is present.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8‑K, which we intend to file with the SEC after the Annual Meeting.

Figure Technology Solutions, Inc.	6	2026 Proxy Statement

PROPOSAL 1
Election of Directors

At the Annual Meeting, eight (8) directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2027 and until each such director’s successor shall be elected or appointed and qualified or until his or her earlier death, retirement, disqualification, resignation or removal.
We currently have eight (8) directors on our Board. Our current directors, who are also director nominees for election at the Annual Meeting, are Michael Tannenbaum, Adam Boyden, Michael Cagney, David Katsujin Chao, Lesley Goldwasser, Sachin Jaitly, Daniel Morehead and June Ou. The Board has nominated each of the foregoing director candidates to serve as directors until the 2027 Annual Meeting.
The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the eight (8) nominees receiving the highest number of affirmative “FOR” votes will be elected as directors. Votes withheld and broker non‑votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.
In accordance with our Charter and Bylaws, the directors currently stand for election for one‑year terms that expire at the following year’s annual meeting. Effective on and after the date on which Michael S. Cagney and his affiliates collectively cease to beneficially own more than 50% of the outstanding voting power of the Company’s capital stock (such date, the “Trigger Date”), the directors of the Company, other than those who may be elected solely by the holders of any series of Blockchain common stock or preferred stock under circumstances specified in the certificate of designation for such series, will be divided into three classes with staggered, three-year terms. The initial term of the Class I directors will expire at the first annual meeting following the Trigger Date, the initial term of the Class II directors will expire at the second annual meeting following the Trigger Date and the initial term of the Class III directors will expire at the third annual meeting following the Trigger Date. At each annual meeting of stockholders commencing with the first annual meeting following the Trigger Date, each of the individuals elected to succeed the directors of the class whose term expires at such annual meeting will be elected to serve from the time of election and qualification until the third annual meeting following their election.
Pursuant to our Charter and Bylaws, the total number of directors constituting the Board shall be not less than one (1), with the then‑authorized number of directors being fixed and thereafter changed from time to time (i) prior to the Trigger Date, by resolution(s) adopted by the Board or the holders of at least a majority of the voting power of the outstanding shares of our common stock; and (ii) from and after the Trigger Date, solely by resolution(s) adopted by the Board, which number is currently eight (8) members. Subject to the Charter or any rights of the holders of preferred stock or Blockchain common stock, if any, newly created directorships resulting from any increase in the authorized number of directors or any vacancies on the Board resulting from death, retirement, disqualification, resignation or removal from office or other cause shall be filled solely by the affirmative vote of the remaining directors then in office, even if less than a quorum of the Board, or by a sole remaining director. Subject to any rights of the holders of preferred stock or Blockchain common stock, if any, our directors may be removed from office at any time, with or without cause and by the affirmative vote of not less than two-thirds of the voting power.

Figure Technology Solutions, Inc.	7	2026 Proxy Statement

The current members of the Board who are also nominees for election to the Board as directors are as follows:

Name	Age	Position with the Company

Michael Tannenbaum	38	Chief Executive Officer and Director
Adam Boyden	57	Director
Michael Cagney	55	Director
David Katsujin Chao	59	Director
Lesley Goldwasser	64	Director
Sachin Jaitly	45	Director
Daniel Morehead	60	Director
June Ou	60	Director
The principal occupations and business experience, for at least the past five years, of each director nominee for election at the Annual Meeting are as follows:

Chief Executive Officer | Age: 38 | Director Since: 2024
Mr. Tannenbaum has served as our Chief Executive Officer since April 2024, the Chief Executive Officer to various of our subsidiaries since November 2025, and as a member of our board of directors since July 2024. Prior to joining Figure, Mr. Tannenbaum served as an executive at Brex, Inc., a technology and financial services company. Mr. Tannenbaum served as Brex’s Chief Operating Officer from November 2021 to January 2024, and as its Chief Financial Officer and Chief Business Officer from July 2017 to November 2021. Earlier in his career, Mr. Tannenbaum held significant leadership roles at SoFi Technologies, Inc. (NASDAQ: SOFI) (“SoFi”), a financial services company, from July 2014 to July 2017, including as Chief Revenue Officer. Mr. Tannenbaum also worked at Hellman & Friedman, a private equity firm, and in the investment banking division at JPMorgan Chase, a multinational investment bank and financial services company.

Michael Tannenbaum

Mr. Tannenbaum graduated summa cum laude from Columbia University with a B.A. in Economics and Urban Studies.

Figure Technology Solutions, Inc.	8	2026 Proxy Statement

Director | Age: 57 | Director Since: 2024
Mr. Boyden has served as a member of our board of directors since March 2024. Mr. Boyden also previously served as a member of the board of directors of Figure Technologies, Inc. Since September 2014, Mr. Boyden has also served as a general partner of RPM Ventures, a venture capital firm. From 2012 to 2013, Mr. Boyden served as the Chief Operating Officer of SoFi. From 2008 to 2012, he served as the President of Conduit Ltd., a cloud‑based user engagement platform based in Israel. From 2006 to 2008, he served as the General Manager at Xfire, Inc., an instant messaging service and server browser for video games, and from 2004 to 2006 he served as their Vice President of Marketing and Business Development. From 2002 to 2004, Mr. Boyden was the founder and CEO of Openlane, Inc., an internet‑based business‑to‑business automotive remarketing company. Mr. Boyden also currently serves on the boards of directors of Coterie Applications, Inc., an embedded insurance company, DailyPay Holdings, Inc., an on‑demand pay solution, Family First, Inc., a caregiving software platform, Overalls Inc., a concierge benefits technology platform, Ao1 Holdings Inc. (d/b/a Players Health), a youth sports data and insurance platform, Roost, Inc., a connected home technology platform, and Findigs, Inc., an AI-native tenant screening platform.

Adam Boyden

Mr. Boyden has a bachelor’s degree in engineering science from the University of Exeter and an M.B.A. from Stanford University’s Graduate School of Business.

Co-Founder and Director | Age: 55 | Director Since: 2024
Mr. Cagney has served as chairman of our board of directors since March 2024. Mr. Cagney is one of our co‑founders. Mr. Cagney is the President of Figure REIT, a position he has held since October 2020. He is also a member of the board of directors of various of our subsidiaries. From January 2018 to March 2024, Mr. Cagney served as the Chief Executive Officer and as a member of the board of directors of Figure Technologies, Inc. Mr. Cagney also served as Chief Executive Officer and President of Figure Lending Corp. from January 2018 to July 2024. From April 2024 to November 2025, Mr. Cagney served as the Chief Executive Officer of Figure Markets Holdings, Inc. From 2011 to 2017, Mr. Cagney served as Chief Executive Officer and Chairman of the Board of SoFi, a technology and financial services company. Mr. Cagney’s career began at Wells Fargo, followed by founding roles at Finaplex, a wealth management software company, and Cabezon Investment Group, a global macro hedge fund. His significant contributions to the financial industry, particularly in leveraging blockchain technology, have garnered widespread recognition and accolades in professional circles and notable publications.

Michael Cagney

Mr. Cagney holds a B.A. in Economics and an M.S. in Applied Economics and Finance from the University of California, Santa Cruz, and an M.S. in Management from Stanford University’s Graduate School of Business.

Figure Technology Solutions, Inc.	9	2026 Proxy Statement

Director | Age: 59 | Director Since: 2024
Mr. Chao has served as a member of our board of directors since March 2024. Mr. Chao also previously served on the board of directors of Figure Markets Holdings, Inc. and Figure Technologies, Inc.. Mr. Chao has served as the General Partner at DCM Ventures, a global venture capital firm which he co‑founded, since January 1996. At DCM Ventures, Mr. Chao specializes in guiding portfolio companies in developing their corporate and product marketing strategies, building management teams, and forging domestic and international partnerships. Prior to DCM Ventures, Mr. Chao was a co‑founder and acting Chief Financial Officer and Chief Technology Officer of Japan Communications Inc. (TSE: 9424), Japan’s first mobile virtual network operator. Earlier in his career, Mr. Chao worked as a consultant at McKinsey & Company and held significant leadership roles at Apple and Recruit, Japan’s largest HR infomediary corporation. Mr. Chao has served as a member of the board of directors of Figure Technologies, Inc. since July 2018. He also currently serves as a member of the board of directors of SoftBank Group (TSE: 9984). Mr. Chao has been recognized as a leading venture capitalist by Forbes Magazine and named to the Forbes Midas List Hall of Fame in 2016.

David Katsujin Chao

Mr. Chao holds a B.A. from Brown University and an M.B.A. from Stanford University’s Graduate School of Business.

Director | Age: 64 | Director Since: 2025
Ms. Goldwasser has served as a member of our board of directors since July 2025. Since 2013, Ms. Goldwasser has also served as Managing Partner of GreensLedge Capital Markets, a boutique investment banking firm focused on structured products and securitizations. From 2010 to 2013, she served as Managing Director of Credit Suisse Group AG, a large investment and commercial bank, where she managed the Global Strategic Finance division. From 1996 to 2010, Ms. Goldwasser served as Managing Director of Bear Stearns and Bear Stearns Merchant Banking, global investment banks, where she served as global head of the Debt and Equity Capital Markets division and global head of the Structured Products division.

Lesley Goldwasser

Ms. Goldwasser holds a B.B.S. in Business, Finance and Marketing from the University of Cape Town.

Figure Technology Solutions, Inc.	10	2026 Proxy Statement

Director | Age: 45 | Director Since: 2024
Dr. Jaitly has served as a member of our board of directors since March 2024. Dr. Jaitly also currently serves on the board of directors of Figure Assets LLC and previously served as a member of the board of directors of Figure Technologies, Inc.. Since April 2021, Dr. Jaitly has also served as the founding General Partner of Morgan Creek Digital, a venture capital fund focused on web3 technologies. Since January 2018, he has also served as founding Managing Partner of Tessera Venture Partners, a venture capital fund focused on Blockchain and AI. Earlier in his career, Dr. Jaitly held various leadership roles at Datalogix Holdings Inc., The Neat Company, flexEngage, Inc., Nokia Corporation, and General Electric. Dr. Jaitly was also the co-founder of flexEngage and participated in its acquisition by Klarna Holding AB, as well as the acquisitions of Nokia by Microsoft Corporation and Datalogix by Oracle Corp.

Sachin Jaitly

Dr. Jaitly holds an Executive Education Certificate in Blockchain Technologies, Business Innovation and Application from the MIT Sloan School of Management, an Executive Education Certificate in Audit Committees in a New Era of Governance from Harvard Business School, a BA in International Business from Rollins College, a MBA in Finance from Rollins College, and a Doctor of Business Administration in Finance from the University of Florida.

Director | Age: 60 | Director Since: 2025
Mr. Morehead has served as a member of our board of directors since August 2025. Since 2003, Mr. Morehead has also served as founding Managing Partner of Pantera Capital Management, a global investment firm focused on blockchain and digital currencies. From 1996 to 2000, he served as Chief Financial Officer and Head of Macro Trading of Tiger Management, a hedge fund. Earlier in his career, Mr. Morehead served as Global Head of the Foreign Exchange Options division at Deutsche Bank and Managing Director of the Global Portfolio Group at Bankers Trust, each an investment bank.

Daniel Morehead
Mr. Morehead holds a B.S.E. in Civil Engineering from Princeton University.

Figure Technology Solutions, Inc.	11	2026 Proxy Statement

Director | Age: 60 | Director Since: 2025
Ms. Ou has served as a member of our board of directors since January 2025. Ms. Ou is one of our co‑founders. She previously served as President of Figure Technologies, Inc. from November 2022 to March 2024 and President of Figure Markets Holdings, Inc. from March 2024 to November 2025, overseeing each firm’s operations and strategic direction. Ms. Ou has deep experience in the financial technology industry, having served as the Chief Operating Officer of Figure Technologies, Inc. from January 2018 to November 2022 and as the Chief Technology Officer of SoFi from 2012 to 2017. Ms. Ou previously served as Chief Executive Officer of CCO Solutions, a provider of outsourced solutions to the hedge fund industry, and as Vice President of Engineering at Finaplex, Inc., a developer of financial services software.

June Ou

Ms. Ou holds a B.A. in International Relations from the University of Delaware, an M.S. in Applied Economics from the University of California, Santa Cruz, and an M.S. from Stanford University’s Graduate School of Business, where she was a Sloan Fellow.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as a director of the person whose name and biography appears above. In the event that any of Michael Tannenbaum, Adam Boyden, Michael Cagney, David Katsujin Chao, Lesley Goldwasser, Sachin Jaitly, Daniel Morehead or June Ou should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that any of the director nominees will be unable to serve if elected. Each of the director nominees has consented to being named in this proxy statement and to serve if elected.
Recommendation of the Board of Directors

The Board unanimously recommends a vote FOR the election of each of the above director nominees.

Figure Technology Solutions, Inc.	12	2026 Proxy Statement

PROPOSAL 2
Ratification of Appointment of Independent Registered Public Accounting Firm

Our Audit and Risk Management Committee (“Audit Committee”) has appointed KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of KPMG LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.
KPMG LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2025. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non‑audit related services. A representative of KPMG LLP is expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.
In the event that the appointment of KPMG LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2027. Even if the appointment of KPMG LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.
Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2026.

Figure Technology Solutions, Inc.	13	2026 Proxy Statement

Independent Registered Public Accounting Firm Fees and Other Matters

The following table summarizes the fees of KPMG LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services.

	Year Ended December 31,
Fee Category	2025 ($)	2024 ($)

Audit Fees(1)	5,812,700	2,539,375
Audit‑Related Fees(2)	–	244,730
Tax Fees(3)	212,382	748,450
All Other Fees(4)	940,000	520,000
Total Fees	6,965,082	4,052,555
1.Audit fees include fees for audit services primarily related to the audit of our annual consolidated financial statements; audit services related to our subsidiaries in connection with certain statutory filings; the review of our quarterly consolidated financial statements; comfort letters, consents and assistance with and services provided in connection with our initial public offering such as a review of documents filed with the SEC, including our registration statement on Form S-1 related to our initial public offering in September 2025; and other accounting and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States).
2.Audit-related fees include fees for initial public offering readiness assessment services.
3.Tax fees include professional services in connection with tax compliance, planning and advice.
4.All other fees include fees for agreed-upon procedures related to securitization transactions.
PRE‑APPROVAL POLICIES AND PROCEDURES
The Audit Committee has adopted a policy (the “Pre‑Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non‑audit services proposed to be performed by the independent auditor may be pre‑approved. The Pre‑Approval Policy generally provides that we will not engage KPMG LLP to render any audit, audit‑related, tax or permissible non‑audit service unless the service is either (i) explicitly approved by the Audit Committee (“specific pre‑approval”) or (ii) entered into pursuant to the pre‑approval policies and procedures described in the Pre‑Approval Policy (“general pre‑approval”). Unless a type of service to be provided by KPMG LLP has received general pre‑approval under the Pre‑Approval Policy, it requires specific pre‑approval by the Audit Committee or by a designated member of the Audit Committee to whom the committee has delegated the authority to grant pre‑approvals. Any proposed services exceeding pre‑approved cost levels or budgeted amounts will also require specific pre‑approval. For both types of pre‑approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative. The Audit Committee periodically reviews and generally pre‑approves any services (and related fee levels or budgeted amounts) that may be provided by KPMG LLP without first obtaining specific pre‑approvals from the Audit Committee or the Chair of the Audit Committee. The Audit Committee may revise the list of general pre‑approved services from time to time, based on subsequent determinations. The Audit Committee pre-approved all services performed since the Pre-Approval Policy was adopted.

Figure Technology Solutions, Inc.	14	2026 Proxy Statement

Report of the Audit Committee of the Board of Directors

The Audit Committee has reviewed the audited consolidated financial statements of Figure Technology Solutions, Inc. (the “Company”) for the fiscal year ended December 31, 2025 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.
Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2025.
Sachin Jaitly (Chair)
Adam Boyden
Lesley Goldwasser
June Ou

Figure Technology Solutions, Inc.	15	2026 Proxy Statement

Corporate Governance

GENERAL
Our Board has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics, and charters for our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our committee charters, our Corporate Governance Guidelines, and our Code of Business Conduct and Ethics on our website at https://www.figure.com/investors, or by writing to our Secretary at our offices at 100 West Liberty Street, Suite 600, Reno, Nevada 89501.
BOARD COMPOSITION
Our Board currently consists of eight members: Michael Tannenbaum, Adam Boyden, Michael Cagney, David Katsujin Chao, Lesley Goldwasser, Sachin Jaitly, Daniel Morehead and June Ou. Subject to any rights of the holders of preferred stock or Blockchain common stock, if any, our directors may be removed from office at any time, with or without cause and by the affirmative vote of not less than two-thirds of the voting power. In accordance with our Charter and Bylaws, the directors currently stand for election for one‑year terms that expire at the following year’s annual meeting. Effective on and after the Trigger Date, the directors, other than those who may be elected solely by the holders of any series of Blockchain common stock or preferred stock under circumstances specified in the certificate of designation for such series, will be divided into three classes with staggered, three-year terms. The initial term of the Class I directors will expire at the first annual meeting following the Trigger Date, the initial term of the Class II directors will expire at the second annual meeting following the Trigger Date and the initial term of the Class III directors will expire at the third annual meeting following the Trigger Date. At each annual meeting of stockholders commencing with the first annual meeting following the Trigger Date, each of the individuals elected to succeed the directors of the class whose term expires at such annual meeting will be elected to serve from the time of election and qualification until the third annual meeting following their election.
Our Charter provides that, for as long as the holders of Class B common stock collectively own at least 10% of the issued and outstanding shares of common stock, the holders of Class B common stock shall have the right, but not the obligation, to nominate the majority of directors for election to our board of directors, and we shall include such nominees for election to our board of directors at all of our applicable annual or special meetings of stockholders (or consents in lieu of meetings) at which directors are to be elected (adjusted as appropriate to take into account our classified board of directors, if applicable).
DIRECTOR INDEPENDENCE
In making its independence determinations, the Board reviewed and discussed information provided by the directors with regard to each director’s business and personal activities and any relationships they have with us and our management. As a result of this review, our Board determined that Adam Boyden, David Katsujin Chao, Lesley Goldwasser, Sachin Jaitly and Daniel Morehead are “independent directors” as defined under the applicable Nasdaq rules, representing five of our eight directors.
In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our Company and all other facts and circumstances that our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Person Transactions.”

Figure Technology Solutions, Inc.	16	2026 Proxy Statement

CONTROLLED COMPANY EXEMPTION
The Nasdaq rules define a “controlled company” as a company of which more than 50% of the voting power for the election of directors is held by an individual, a group or another company. Michael Cagney, our co-founder and member of our board of directors, controls a majority of the voting power represented by our capital stock. As a result, we are a “controlled company” within the meaning of the corporate governance rules of Nasdaq and as such, we qualify for exemptions from certain corporate governance requirements and may elect not to comply with certain corporate governance requirements. We currently rely on the “controlled company” exemptions with respect to the Nasdaq requirements that (a) a majority of the board of directors consist of independent directors, (b) the compensation committee be composed entirely of independent directors, and (c) the nominating and corporate governance committee be composed entirely of independent directors. Accordingly, our stockholders may not have the same protections afforded to stockholders of companies that are subject to all of the corporate governance requirements of the Nasdaq rules. If at any time we cease to be a “controlled company” under the Nasdaq rules and our shares continue to be listed on Nasdaq, our Board intends to take all action necessary to comply with the Nasdaq corporate governance rules applicable to non-controlled companies in the required timeframe.
FAMILY RELATIONSHIPS
Mr. Cagney and Ms. Ou are husband and wife. There are no other family relationships among any of our executive officers or directors.
DIRECTOR CANDIDATES
The Nominating and Corporate Governance Committee is primarily responsible for identifying and reviewing the qualifications of potential director candidates and recommending to the Board those candidates to be nominated for election to the Board.
To facilitate the search process for director candidates, the Nominating and Corporate Governance Committee may solicit our current directors and executives for the names of potentially qualified candidates or may ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders.
Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from us and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee of candidates for election as director.
In accordance with our Corporate Governance Guidelines, in evaluating the suitability of individual candidates, the Nominating and Corporate Governance Committee will consider candidates with personal and professional integrity, strong ethics, values and the ability to make mature business judgments. In evaluating director candidates, the Nominating and Corporate Governance Committee may consider, among other criteria: experience in corporate management, such as serving as an officer or former officer of a publicly held company; experience as a board member of another publicly held company; relevant professional and academic experience relevant to the Company’s industry; leadership skills; experience in finance, accounting and/or executive compensation practices; whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable, and any other relevant qualifications, attributes or skills. Our Corporate Governance Guidelines provide that the Board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials, to the Nominating and Corporate Governance Committee, c/o Corporate Secretary and Chief Legal Officer Ronald Chillemi, Figure Technology Solutions, Inc., 100 West Liberty Street, Suite 600, Reno, Nevada 89501. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Figure Technology Solutions, Inc.	17	2026 Proxy Statement

SKILLS/QUALIFICATIONS

	Michael Cagney	Michael Tannenbaum	Adam Boyden	David Chao	Lesley Goldwasser	Sachin Jaitly	Daniel Morehead	June Ou

Public Company Experience			●	●	●	●
International Business Experience	●	●	●	●	●	●	●
Corporate Governance Experience	●	●	●	●	●	●	●	●
Corporate Financing Experience	●	●	●	●	●	●	●	●
Financial Literacy or Expertise	●	●	●	●	●	●	●	●
I.T. Experience	●	●		●	●	●	●	●
Government and Regulatory Experience	●	●	●	●	●	●	●	●
Marketing, Sales and Business Development	●	●	●	●	●	●	●	●
Risk Mgmt Experience	●	●	●	●	●	●	●	●
Strategic Planning Experience	●	●	●	●	●	●	●	●
H.R., Exec.Comp.,and Talent Mgmt Experience	●	●	●	●	●	●	●	●
Senior Leadership Experience	●	●	●	●	●	●	●	●
Cybersecurity and Data Privacy	●	●		●	●	●		●
Industry Experience	●	●	●	●	●	●	●	●
Shareholder Advocacy	●	●	●	●	●	●	●	●
ESG and Climate Risks				●	●	●
● = Significant Experience ● = Some Experience

Figure Technology Solutions, Inc.	18	2026 Proxy Statement

COMMUNICATIONS FROM STOCKHOLDERS
The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Secretary is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that our Secretary and Chairman of the Board consider to be important for the directors to know. In general, communications relating to corporate governance and long‑term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications. Stockholders who wish to send communications on any topic to the Board should address such communications to the Board in writing: c/o Secretary, Figure Technology Solutions, Inc., 100 West Liberty Street, Suite 600, Reno, Nevada 89501.
BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT
Our Corporate Governance Guidelines provide that the roles of Chair of the Board and Chief Executive Officer may be separated or combined, and our Board exercises its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. The positions of our Chair of the Board and our Chief Executive Officer are currently served by two separate persons. Currently, Michael Tannenbaum serves as Chief Executive Officer and Michael Cagney serves as Chair of the Board. The Board believes that our current leadership structure of Chief Executive Officer and Chair of the Board being held by two separate individuals is in the best interests of the Company and its stockholders and strikes the appropriate balance between the Chief Executive Officer’s responsibility for the strategic direction, day-to day-leadership and performance of our Company and the Chair of the Board’s responsibility to guide overall strategic direction of our Company and provide oversight of our corporate governance and guidance to our Chief Executive Officer and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly, the Board will continue to periodically review our leadership structure and make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.
Our Corporate Governance Guidelines provide that, if the Chair of the Board is a member of management or does not otherwise qualify as independent, the independent directors may elect a Lead Director. Adam Boyden currently serves as Lead Independent Director. The Lead Director’s responsibilities include, but are not limited to: presiding over all meetings of the Board at which the Chair of the Board is not present, including any executive sessions of the independent directors; calling meetings or separate sessions of the independent directors; approving Board meeting schedules, agendas and information sent to the Board; and acting as the liaison between the independent directors, the Chief Executive Officer and the Chair of the Board, and, when appropriate, meeting or otherwise communicating with major stockholders or other constituencies of the Company.
Risk assessment and oversight are an integral part of our governance and management processes. Our Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day‑to‑day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management intends to review these risks with the Board at regular Board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks. Our Board administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight.
Our Board is responsible for monitoring and assessing overall strategic risk exposure. Our Board considers cybersecurity risk as part of its risk oversight function and has delegated to the IT Security Risk Committee oversight of cybersecurity risks, including oversight of management's implementation of our cybersecurity risk management program. The IT Security Risk Committee receives quarterly reports from management on our cybersecurity risks and reports to the full Board regarding its activities. Our management team, led by our Chief Information Security Officer, is primarily responsible for assessing and managing our material risks from cybersecurity threats.

Figure Technology Solutions, Inc.	19	2026 Proxy Statement

Our Audit Committee is responsible for overseeing our enterprise risk management framework and related activities, including risks relating to the blockchain technologies utilized by the Company and its affiliated entities, as well as categories of risk such as operational, credit, market, interest rate, reputational, liquidity, counterparty, fiduciary, and business continuity and resiliency risks. The Audit Committee reviews with management these categories of risk, evaluating risk concentrations, interrelationships, likelihood of occurrence, potential impact, and mitigating measures. The Audit Committee also reviews and, as applicable, approves the Company's risk appetite and risk tolerance levels, and receives periodic reports from management on risk metrics and regulatory matters, including regulatory treatment and technological developments relating to cryptographic tokens and blockchain technology. In addition, the Audit Committee monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions.
Our Compensation Committee is responsible for overseeing the management of risks relating to our compensation plans and arrangements, as well as oversight of our strategies, policies, and practices with respect to human capital management and talent development. Our Nominating and Corporate Governance Committee manages risks associated with the independence of our Board and governance matters, and periodically reviews and provides oversight with respect to the Company's strategy, initiatives, policies, and risks concerning environmental and social matters.
The allocation of risk oversight responsibility delegated to each committee by the Board may change, from time to time, based on the evolving needs of the Company. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.
CODE OF BUSINESS CONDUCT AND ETHICS
Our board of directors adopted a code of business conduct and ethics that applies to all of our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as well as our contractors, consultants, and agents. The full text of our code of business conduct and ethics is available on the investor relations page on our website at https://www.figure.com/investors. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, applicable to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, on our website identified above, or in filings under the Exchange Act.
INSIDER TRADING COMPLIANCE POLICY
Our Board has adopted an Insider Trading Compliance Policy and Procedures governing the purchase, sale and/or other dispositions of our securities by our directors, officers and employees. We believe that our Insider Trading Compliance Policy and Procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to us. It is also our policy to comply with applicable insider trading laws and regulations with respect to transactions in our own securities. A copy of the Insider Trading Compliance Policy and Procedures is filed as Exhibit 19.1 to our Annual Report on Form 10‑K for the year ended December 31, 2025.
ANTI-HEDGING POLICY
The Insider Trading Compliance Policy also prohibits our directors, officers and employees and any entities they control from purchasing financial instruments such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities, or that may cause an officer, director, or employee to no longer have the same objectives as the Company’s other stockholders.

Figure Technology Solutions, Inc.	20	2026 Proxy Statement

CLAWBACK POLICY
Our Board has adopted a Policy for Recovery of Erroneously Awarded Compensation (the "Clawback Policy"), in accordance with the Nasdaq listing standards and Exchange Act Rule 10D-1, which applies to our current and former executive officers. Under the Clawback Policy, we are required to recoup the amount of any erroneously awarded compensation (as defined in the Clawback Policy) on a pre-tax basis within a specified lookback period in the event of any Financial Restatement (as defined in the Clawback Policy), subject to limited impracticability exceptions. Administration of the Clawback Policy is overseen and administered by the Compensation Committee.
ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS
Following the IPO, there were two meetings of the Board during the fiscal year ended December 31, 2025. During the fiscal year ended December 31, 2025, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.
Under our Corporate Governance Guidelines, which is available on our website at https://www.figure.com/investors, a director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to regularly prepare for and attend meetings of the Board and any committee on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. A director who is unable to attend a meeting of the Board or a committee of the Board is expected to notify the Chair of the Board or the Chair of the appropriate committee in advance of such meeting, and, whenever possible, participate in such meeting via teleconference in the case of an in‑person meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, it is expected that absent compelling circumstances directors will attend. Given the timing of our IPO, we did not hold an annual meeting in 2025.

Figure Technology Solutions, Inc.	21	2026 Proxy Statement

Committees of the Board

Our Board has established a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee, each of which operate under written charters that have been approved by our Board. The members of each of the Board committees are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance

Michael Tannenbaum
Michael Cagney
Adam Boyden	✗		Chair
David Katsujin Chao		Chair	✗
Lesley Goldwasser	✗	✗
Sachin Jaitly	Chair
Daniel Morehead			✗
June Ou	✗	✗
AUDIT COMMITTEE
Our Audit Committee’s responsibilities include, among other things:
•selecting, retaining, compensating, evaluating, overseeing, and, where appropriate, terminating our independent registered public accounting firm;
•reviewing and approving the scope and plans for the audits and the audit fees and approve all non‑audit and tax services to be performed by the independent auditor;
•evaluating the independence and qualifications of our independent registered public accounting firm;
•reviewing our financial statements, and discussing with management and our independent registered public accounting firm the results of the annual audit and the quarterly reviews;
•reviewing and discussing with management and our independent registered public accounting firm the quality and adequacy of our internal controls and our disclosure controls and procedures;
•discussing with management our procedures regarding the presentation of our financial information, and review earnings press releases and guidance;
•overseeing the design, implementation, and performance of our internal audit function, if any;
•setting hiring policies with regard to the hiring of employees and former employees of our independent auditor and overseeing compliance with such policies;
•reviewing, approving and monitoring related person transactions;

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•adopting and overseeing procedures to address complaints regarding accounting, internal accounting controls and auditing matters, including confidential, anonymous submissions by our employees of concerns regarding questionable accounting or auditing matters;
•reviewing and discussing with management and our independent auditor the adequacy and effectiveness of our legal, regulatory, and ethical compliance programs; and
•reviewing and discussing with management and our independent auditor our guidelines and policies to identify, monitor, and address enterprise risks.
The Audit Committee charter is available on our website at https://www.figure.com/investors. The current members of the Audit Committee are Adam Boyden, Lesley Goldwasser, Sachin Jaitly and June Ou with Mr. Jaitly serving as chairperson. Our Board has determined that each of Adam Boyden, Lesley Goldwasser, Sachin Jaitly (i) satisfies the standards of independence under Nasdaq Rules and the additional independence standards applicable to audit committee members established pursuant to Rule 10A-3 under the Exchange Act, (ii) meets the “financial literacy” requirement for Audit Committee members under Nasdaq Rules and (iii) qualifies as an “audit committee financial expert” within the meaning of the SEC rules. June Ou currently serves as a member of the Audit Committee and is not independent. The Board has approved her service on the Audit Committee until September 10, 2026, the one-year anniversary of the IPO.
Following the IPO, the Audit Committee met one time during the fiscal year ended December 31, 2025.
COMPENSATION COMMITTEE
Our Compensation Committee’s responsibilities include, among other things:
•reviewing, approving or making recommendations to our board of directors regarding the compensation for our executive officers, including our chief executive officer;
•reviewing, approving, and administering our employee benefit and equity incentive plans;
•establishing and reviewing the compensation plans and programs of our employees, and ensure that they are consistent with our general compensation strategy;
•determining or making recommendations to our board of directors regarding non‑employee director compensation; and
•approving or making recommendations to our board of directors regarding the creation or revision of any clawback policy.
Pursuant to the Compensation Committee’s charter, which is available on our website at https://www.figure.com/investors, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities.
In connection with its initial public offering, the Company engaged the services of Meridian Compensation Partners (“Meridian”) a compensation consulting firm, to provide advice relating to our executives’ and directors’ overall individual compensation and related governance matters.
All executive compensation services provided by Meridian during 2025 were conducted under the supervision of the Compensation Committee. Neither Meridian nor any of its affiliates maintains any other direct or indirect business relationships with us or any of our subsidiaries. During 2025, Meridian did not provide any services to us other than the services described in this proxy statement.
The Compensation Committee may delegate its authority under its charter to a subcommittee as it deems appropriate from time to time. The Committee may conduct or authorize investigations into any matters within the scope of the duties and responsibilities delegated to the Committee, including the authority to request any officer, employee or adviser of the Company to meet with the Committee or any advisers engaged by the Committee.

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The current members of our Compensation Committee are David Katsujin Chao, Lesley Goldwasser and June Ou, with Mr. Chao serving as chairperson. Our Board has determined that each of David Katsujin Chao and Lesley Goldwasser (i) meets the requirements for independence under applicable Nasdaq Rules, including the Nasdaq Rules applicable to compensation committee membership and (ii) qualifies as a non-employee director, as defined in Section 16b-3 of the Exchange Act.
Following the IPO, the Compensation Committee met one time during the fiscal year ended December 31, 2025.
NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Our Nominating and Corporate Governance Committee’s responsibilities include, among other things:
•reviewing, assessing and making recommendations to our board of directors regarding desired qualifications, expertise, and characteristics sought of board members;
•identifying, evaluating, selecting, or making recommendations to our board of directors regarding nominees for election to our board of directors;
•developing policies and procedures for considering stockholder nominees for election to our board of directors;
•reviewing our succession planning process for our chief executive officer and any other members of our executive management team;
•reviewing and making recommendations to our board of directors regarding the composition, organization, and governance our board of directors and its committees;
•reviewing and making recommendations to our board of directors regarding our corporate governance guidelines and corporate governance framework;
•overseeing director orientation for new directors and continuing education for our directors;
•overseeing the evaluation of the performance of our board of directors and its committees;
•reviewing and monitoring compliance with our code of business conduct and ethics, and review conflicts of interest of our board members and officers other than related person transactions reviewed by our audit committee; and
•administering policies and procedures for communications with the non‑management members of our board of directors.
The Nominating and Corporate Governance Committee charter is available on our website at https://www.figure.com/investors. Our Nominating and Corporate Governance Committee consists of Adam Boyden, David Katsujin Chao, and Daniel Morehead, with Mr. Boyden serving as chairperson. Our Board has determined that each member of the Nominating and Corporate Governance Committee meets the requirements for independence under applicable Nasdaq Rules. The Nominating and Corporate Governance Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders.
Following the IPO, the Nominating and Corporate Governance Committee met one time during the fiscal year ended December 31, 2025

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Executive Officers

The following table identifies our current executive officers:

Name	Age	Position with the Company

Michael Tannenbaum(1)	38	Chief Executive Officer and Director
Macrina Kgil	50	Chief Financial Officer
Todd Stevens	52	Chief Capital Officer
1.See biography on page 8 of this proxy statement.

Chief Financial Officer | Age: 50 | Officer Since: 2024
Macrina Kgil has served as our Chief Financial Officer since December 2024. Prior to joining Figure, Ms. Kgil served as the Head of Finance at Flow.life, a real estate technology company, which is a position she held from July 2023 to November 2024. From November 2018 to November 2022, Ms. Kgil was also the Chief Financial Officer of Blockchain.com, a digital asset financial technology company. Concurrently, from November 2018 to June 2023, Ms. Kgil served as the Chief Financial Officer of Blockchain Venture Fund, a digital asset investment fund. Ms. Kgil’s career began at PricewaterhouseCoopers, followed by leadership roles at a variety of financial services firms, including Fortress Investment Group and OneMain Financial.

Macrina Kgil

Ms. Kgil holds a bachelor’s degree in Mineral and Petroleum Engineering from Seoul National University.

Chief Capital Officer | Age: 52 | Officer Since: 2023
Todd Stevens has served as our Chief Capital Officer since November 2023. Prior to joining Figure, Mr. Stevens served as Head of Capital Markets at Inveniam Capital Partners, a web3 software infrastructure company, from April 2021 to November 2023. From June 2004 to March 2020, Mr. Stevens served at Deutsche Bank in various roles, most recently as Global Head of Key Client Partners. At Deutsche Bank, Mr. Stevens was a member of the Global Wealth Management Executive Committee and oversaw a team of more than 70 people across seven countries. Mr. Stevens began his career at PricewaterhouseCoopers.

Todd Stevens
Mr. Stevens graduated magna cum laude with general honors from the University of Georgia with a B.B.A. in accounting.

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Executive Compensation

This section discusses the material components of the compensation programs for our executive officers and directors. As an emerging growth company, we have elected to take advantage of exemptions from various reporting requirements that are applicable to public companies that are not emerging growth companies, including reduced disclosure obligations regarding executive and director compensation in this proxy statement.
EXECUTIVE OFFICERS
In 2025, our “named executive officers” (or “NEOs”) and their positions were as follows:
•Michael Tannenbaum, who serves as Chief Executive Officer and Director;
•Macrina Kgil, who serves as Chief Financial Officer; and
•Todd Stevens, who serves as Chief Capital Officer.
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning the compensation of our named executive officers for the year ended December 31, 2025.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Total ($)

Michael Tannenbaum Chief Executive Officer and Director	2025	424,715	715,385	5,571,719	2,857,586	291,552	9,860,957
	2024	252,084	259,615	22,111,027	12,873,603	—	35,496,329
Macrina Kgil(5) Chief Financial Officer	2025	450,000	300,000	442,986	232,507	236,375	1,661,868
	2024	27,501	—	3,253,500	1,905,066	—	5,186,067
Todd Stevens Chief Capital Officer	2025	350,000		—	—	257,797	607,797
	2024	309,375	—	2,952,250	1,742,479	151,547	5,155,651
1.Amounts reflect the base salary actually paid to each executive for 2024 and 2025.
2.For 2025, represents the guaranteed bonuses payable to Mr. Tannenbaum pursuant to his offer letter for our fiscal quarters ended March 31, 2025 and June 30, 2025 in the aggregate amount of $115,385. This also reflects the IPO bonus provided for Mr. Tannenbaum ($600,000) and Ms. Kgil ($300,000) in connection with the successful completion of our IPO.
3.Amounts reflect the aggregate grant date fair value of restricted stock unit awards and stock options granted during 2024 and 2025 computed in accordance with ASC Topic 718, excluding the effect of estimated forfeitures. The grant date values in the table above do not reflect the actual amounts that will be paid to or realized by the named individual. The RSUs are subject to both service-based and, prior to the completion of the IPO, liquidity event-based vesting conditions. The options are subject to service-based vesting conditions. We provide information regarding the assumptions used to calculate the value of all stock awards and option awards made to executive officers in Note 7 to our audited consolidated financial statements included in the 2025 Annual Report.
4.Amounts reflect quarterly cash performance-based bonuses that were earned by our NEOs based on performance during each of fiscal year 2024 and 2025.
5.Ms. Kgil commenced employment with us on December 2, 2024.

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2025 SALARIES
Our NEOs receive a base salary to compensate them for services rendered to our Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. For fiscal year 2025, the annual base salaries for Mr. Tannenbaum, Ms. Kgil and Mr. Stevens were as follows: $424,715, $450,000 and $350,000, respectively.
Our board of directors may, from time to time, adjust base salaries in their discretion. For fiscal year 2025, Mr. Tannenbaum’s annual base salary was increased from $375,000 to $424,715.
2025 BONUSES
We maintain a quarterly performance-based bonus program in which our NEOs participated during fiscal year 2025. Under the performance-based bonus program, each applicable NEO’s target bonus amount is expressed as a percentage of quarterly base salary. For fiscal year 2025, the target quarterly bonus amount for Messrs. Tannenbaum and Stevens and Ms. Kgil was 100%, 100% and 33%, respectively. Effective April 1, 2025, Mr. Stevens’ target quarterly bonus amount was increased to 100% of his quarterly base salary. In addition, pursuant to his offer letter, Mr. Tannenbaum was entitled to guaranteed quarterly bonus payments as described below under “Executive Compensation Arrangements—Michael Tannenbaum.”
Prior to each quarterly bonus period, participants may elect to receive bonus payments earned for such quarterly bonus period in the form of cash or fully vested shares of common stock. No named executive officers elected to receive their bonus in the form of shares with respect to 2025.
For fiscal year 2025, under our quarterly performance-based bonus program, bonus amounts earned were based on achievement of certain quarterly company qualitative and quantitative metrics relating to our strategic and operational goals. The goals established for our NEOs under our 2025 bonus program were solely based on Company performance rather than individual performance. For fiscal year 2025, the Company performance goals for the first quarter, second quarter, third quarter and fourth quarter were achieved at 100%, 100%, 100% and 110%, respectively.
IPO BONUS AWARD
In connection with our initial public offering, we granted a one-time bonus award for the contributions of Michael Tannenbaum and Macrina Kgil to the success of our IPO, in the amounts of $600,000 and $300,000, respectively. In the event the executive resigns or is terminated for cause within one year from September 10, 2025, the executive is required to repay the post-tax amount of the bonus to the Company.
EQUITY COMPENSATION
We have historically granted stock options and RSUs to our employees, including our NEOs, to attract and retain them, as well as to align their interests with the interests of our stockholders.
Typically, stock options granted to our employees are intended to qualify as “incentive stock options” to the extent permitted under the U.S. Internal Revenue Code of 1986, as amended, (the “Code”), though we also grant non-qualified stock options where determined appropriate. The stock options granted to our NEOs are subject to time-based vesting as follows: 1/4th of the shares subject to the option vest on the first anniversary of the vesting commencement date, and 1/48th of the shares subject to the option vest monthly thereafter, subject to the executive’s continued employment through the applicable vesting dates.
In fiscal year 2025, we granted option awards covering the following number of shares to Mr. Tannenbaum and Ms. Kgil: 530,135 and 42,149, respectively. Options granted to Mr. Tannenbaum and Ms. Kgil in fiscal year 2025 have an exercise price of $10.51 per share.

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The RSUs granted to certain of our NEOs vested based on the satisfaction of both a service-based vesting condition and a liquidity event-based vesting condition. The service-based vesting condition is satisfied as follows: 1/4th of the shares subject to the RSUs vest on the first anniversary of the applicable vesting commencement date, and 1/16th of the shares subject to the RSUs vest in quarterly installments thereafter. The liquidity event-based vesting condition is satisfied upon the occurrence of (i) an initial public offering or SPAC transaction or (ii) a change in control prior to the seventh anniversary of the grant date. Our initial public offering constituted a liquidity event for purposes of the RSUs.
In fiscal year 2025, we granted RSU awards covering the following number of shares to Mr. Tannenbaum and Ms. Kgil: 530,135 and 42,149, respectively.
We currently maintain the Figure Technologies, Inc. 2018 Incentive Plan (the “2018 Plan”) in order to attract, retain, motivate and reward employees, non-employee directors and key consultants to our Company and our subsidiaries.
In connection with our initial public offering, we adopted the 2025 Incentive Award Plan (the “2025 Plan”) in order to facilitate the grant of cash and equity incentives to directors, employees (including our named executive officers) and consultants of our Company and to enable our Company to obtain and retain services of these individuals. Following the effective date of the 2025 Plan, no further grants will be made under our 2018 Plan or the Figure Markets Holdings, Inc. Incentive Award Plan (the “2024 Plan”). However, the 2018 Plan and the 2024 Plan will continue to govern the terms and conditions of the outstanding awards granted thereunder.
Equity Grant Practices
We do not time the granting of equity awards with any favorable or unfavorable news released by the Company. We do not take material nonpublic information into account when determining the timing and terms of equity awards or for the purpose of affecting the value of executive compensation. Proximity of any awards to an earnings announcement or other market events is coincidental. In the event material nonpublic information were to become known to the Compensation Committee before the grant of an equity award, the Compensation Committee would consider the information and use its business judgment to determine whether to delay the grant to avoid any appearance of impropriety. During 2025, we granted stock options prior to and in connection with our IPO, but we did not grant any stock options or option-like instruments following the completion of the IPO.
New equity awards are reviewed and presented to the Compensation Committee for approval on a quarterly basis. The Compensation Committee evaluates proposed awards in the context of market practices, individual performance, and the Company’s overall compensation objectives. All grants are subject to approval by the Compensation Committee.
OTHER ELEMENTS OF COMPENSATION
Retirement Plan
We maintain a 401(k) retirement savings plan (the “401(k) plan”) for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.
Employee Benefits and Perquisites
All of our employees, including our named executive officers, are eligible to participate in our health and welfare plans, including:
•medical, dental and vision benefits;
•short-term and long-term disability insurance; and
•life insurance.

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We did not provide any perquisites or special personal benefits to our named executive officers in fiscal year 2025, but our compensation committee may from time to time approve them in the future when our compensation committee determines that such perquisites are necessary or advisable to fairly compensate or incentivize our employees.
No Tax Gross-ups
We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by us.
Clawback Policy
In connection with our initial public offering, we adopted a compensation recovery policy that is compliant with the listing rules of NASDAQ, as required by the Dodd-Frank Act, which became effective upon the effectiveness of our initial public offering.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2025.

		Options Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Michael Tannenbaum	6/14/2024(1)	1,911,395	2,675,955	—	4.82	4/22/2034	—	—	—	—
	6/24/2024(2)	—	—	—	—	—	—	—	2,867,094	13,819,393
	7/31/2025(1)	220,889	309,246	—	10.51	7/31/2035	—	—	—	—
	7/31/2025(2)	—	—	—	—	—	—	—	364,468	3,830,559
Macrina Kgil	11/19/2024(1)	168,750	506,250	—	4.82	12/2/2034	—	—	—	—
	11/19/2024(2)	—	—	—	—	—	—	—	506,250	2,440,125
	7/31/2025(1)	10,537	31,612	—	10.51	7/31/2035	—	—	—	—
	7/31/2025(2)	—	—	—	—	—	—	—	31,612	332,242
Todd Stevens	11/29/2023(1)	102,907	131,771	—	4.96	11/29/2033	—	—	—	—
	11/29/2023(1)	7,396	6,805	—	4.96	11/29/2033	—	—	—	—
	11/19/2024(1)	165,885	446,615	—	4.82	11/11/2034	—	—	—	—
	11/19/2024(2)	—	—	—	—	—	—	—	612,500	2,952,250
	6/14/2024(1)	4,735	6,089	—	3.23	6/14/2034	—	—	—	—
1. 1/4th of the shares subject to the option vest on the first anniversary of the vesting commencement date, and 1/48th of the shares subject to the option vest monthly thereafter, subject to the executive’s continued employment through the applicable vesting dates.
2.Represents RSUs that vest based on the satisfaction of a service-based vesting condition and a liquidity event-based vesting condition. The service-based vesting condition is satisfied as follows: 1/4th of the shares subject to the RSU vest on the first anniversary of the applicable vesting commencement date, and 1/16th of the shares subject to the RSUs vest in quarterly installments thereafter, subject to the executive’s continued employment through the applicable vesting dates. The liquidity event-based vesting condition is satisfied upon (i) an initial public offering or SPAC transaction or (ii) a change in control and accordingly, was satisfied in connection with the completion of our IPO.

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EXECUTIVE COMPENSATION ARRANGEMENTS
Michael Tannenbaum
In connection with his appointment, we entered into an employment letter agreement with Mr. Tannenbaum, which provides (i) for an initial term of three years expiring on April 22, 2027, (ii) successive one-year term renewals, and (iii) that Mr. Tannenbaum is an at-will employee. Pursuant to Mr. Tannenbaum’s letter agreement, his initial annual base salary was $375,000 and his annual bonus opportunity target is 100% of his base salary, with such bonus earned quarterly subject to achievement of performance goals determined by our board of directors. For the first year of his employment with us, Mr. Tannenbaum will receive bonus payments of no less than $72,115.38 for the fiscal quarter ending June 30, 2024, $93,750 for the next three fiscal quarters, and $21,634.62 for the fiscal quarter ending June 30, 2025.
Mr. Tannenbaum’s letter agreement provides for the grant of an option award over 4,587,350 shares of our common stock and for the grant of a restricted stock unit award over 4,587,350 shares of our common stock, with such option grant scheduled to vest as to 25% on April 22, 2025 and in ratable monthly installments over the next 36 months, and the RSUs scheduled to vest as to 25% on April 22, 2025 and in ratable quarterly installments over the next 36 months, provided that the restricted stock unit award will not be eligible to vest until the occurrence of a specified liquidity event, including the effectiveness of the registration statement for our initial public offering.
Pursuant to the terms of his employment letter agreement, in the event that Mr. Tannenbaum’s employment with us is terminated by us without “cause” or by Mr. Tannenbaum in a “resignation for good reason” (as such terms are defined in his letter agreement) then, subject to his execution of a release of claims, he will receive the following benefits:
•A lump sum payment equal to his annual base salary as then in effect;
•A lump sum payment of any earned but unpaid quarterly bonus;
•A lump sum payment equal to $93,750, pro-rated for the number of days he was employed during the fiscal quarter in which the termination occurs;
•Subsidized coverage under our health and welfare benefit plans on the same basis as provided to our similarly situated employees for a period of 12 months; and
•Accelerated vesting of his option and restricted stock unit awards provided for under his letter agreement in a number of shares equal to the shares that would have vested had his employment continued for an additional year.
Additionally, if such termination of employment occurs within 12 months following a “change of control” (as defined in his letter agreement), 100% of the option and restricted stock unit awards provided for under his letter agreement will become vested, subject to his execution of a release of claims.
Macrina Kgil
We entered into an offer letter with Ms. Kgil, dated October 30, 2024, to serve as our Chief Financial Officer effective as of December 2, 2024. The offer letter with Ms. Kgil provides for (i) an annual base salary of $450,000, (ii) eligibility to participate in an annual bonus program with a target bonus equal to 33% of her quarterly base salary, (iii) a one-time sign-on bonus equal to $125,000, payable upon Ms. Kgil’s completion of 90 days of employment with us, and (iv) eligibility to participate in company-sponsored benefit plans.
The offer letter further provides for the grant of an initial option award covering 675,000 shares of our common stock and the grant of an award of 675,000 RSUs. The option award vests as to 25% of the option on the 12-month anniversary of Ms. Kgil’s start date, or December 2, 2025, with the remaining 75% of the option vesting in ratable monthly installments over the next 36 months, subject to her continued service through the applicable vesting dates. The RSUs vest based on the satisfaction of a service-based vesting condition and a liquidity event-based vesting condition. The service-based vesting condition becomes satisfied, contingent on continued employment, as to 25% of the RSUs on December 2, 2025 and then in ratable quarterly installments for the following 36-month period, and the liquidity event-based vesting condition becomes satisfied upon the occurrence of a liquidity event within 7 years of the date such RSUs were granted.

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Additionally, if Ms. Kgil’s employment is terminated by us without “cause” or by Ms. Kgil in a resignation for “good reason” within 12 months following a “change of control” (each as defined below), 100% of the option awards provided for under her letter agreement will become vested, subject to her execution of a release of claims. For these purposes the following definitions apply.
“Cause” means (i) Ms. Kgil’s failure to substantially perform her material duties and obligations as a service provider (for reasons other than death or disability), which failure is not cured to the sole and reasonable satisfaction of the Company; (ii) Ms. Kgil’s failure or refusal to comply with the policies, standards and regulations established by the Company from time to time, which failure is not cured to the sole and reasonable satisfaction of the Company; (iii) any act of personal dishonesty, moral turpitude, fraud, embezzlement, misrepresentation, or other unlawful act committed by Ms. Kgil that results in harm to the Company or its affiliates, including financial or reputational, which harm is determined in the Company’s sole and reasonable discretion; (iv) Ms. Kgil’s violation of a federal or state law or regulation applicable to the business of the Company or its affiliates; (v) Ms. Kgil being convicted of, or entering a plea of nolo contendere or guilty to, a felony under the laws of the United States or its equivalent in the jurisdiction in which the act that constituted the felony occurred; (vi) Ms. Kgil’s material breach of the terms of any agreement between her and the Company (or any affiliate of the Company); or (vii) the Company’s economic duress or necessity, as determined by the Company in its sole and reasonable discretion. With respect to (i) and (ii) above, only, Ms. Kgil will have ten days to cure following written notice of her failure or refusal to perform or comply, provided that whether the failure is curable is within the Company’s sole and reasonable discretion.
“Good Reason” means, without Ms. Kgil’s consent and subject to the notice, cure and other requirements set forth below: (i) a material diminution of Ms. Kgil’s base salary, unless such diminution is part of a generalized salary reduction affecting similarly situated employees; provided that a diminution of 10% or less in any one calendar year will not be deemed material; (ii) a material diminution of Ms. Kgil’s authority, duties or responsibilities as an employee relative to such authority, duties or responsibilities in effect immediately prior to such diminution; provided that Ms. Kgil’s authority, duties and responsibilities will not be deemed to be materially reduced if Ms. Kgil has reasonably comparable authority, duties and responsibilities as an employee with respect to the Company’s business following a Change of Control (as defined below), regardless of any change in title or whether he or she subsequently provides services to a subsidiary, affiliate, business unit, division or otherwise; (iii) a material change in the principal geographic location at which Ms. Kgil must perform services for the Company (a relocation to a facility or a location that would not increase Ms. Kgil’s one-way commute distance by more than 35 miles from her then principal residence shall not be considered a material change in geographic location); or (iv) a material breach by the Company of the agreement under which Ms. Kgil provides services to the Company.
“Change of Control” means either: (i) the acquisition of the Company by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation or stock transfer, but excluding any such transaction effected primarily for the purpose of changing the domicile of the Company), unless the Company’s stockholders of record immediately prior to such transaction or series of related transactions hold, immediately after such transaction or series of related transactions, at least 50% of the voting power of the surviving or acquiring entity (provided that the sale by the Company of its securities for the purposes of raising additional funds shall not constitute a Change of Control); or (ii) a sale of all or substantially all of the assets of the Company.
Ms. Kgil also entered into an At-Will Employment, Confidential Information, Invention Assignment, and Arbitration Agreement in connection with her commencement of employment, pursuant to which she is subject to perpetual confidentiality obligations and 12-month post-termination non-compete and non-solicitation of customers and employees covenants.
Todd Stevens
FT entered into an offer letter with Mr. Stevens, dated October 27, 2023, to serve as our Head of Blockchain Capital Markets, effective as of November 13, 2023. The offer letter provides for (i) an annual base salary of $275,000, (ii) eligibility to participate in an annual bonus program with a target bonus equal to 50% of his quarterly base salary, and (iii) eligibility to participate in company-sponsored benefit plans.
The offer letter further provides for the grant of an initial option award covering 275,000 shares of our common stock which vests, contingent on continued employment, as to 25% of the option on the first anniversary of Mr. Stevens’ start date, with the remaining 75% of the option vesting in ratable monthly installments over the following 36-month period.
Mr. Stevens also entered into a Confidential Information and Invention Assignment Agreement in connection with his commencement of employment, pursuant to which he is subject to perpetual confidentiality obligations and a 12-month post-termination non-solicitation of employees covenant.

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DIRECTOR COMPENSATION
Non-Employee Director Compensation Policy
In connection with our initial public offering, we adopted a non-employee director compensation policy that is applicable to each of our non-employee directors.
Pursuant to this policy, each eligible non-employee director other than those directors affiliated with certain of our sponsors will receive an annual cash retainer of $75,000 that will be paid quarterly in arrears. In addition, an eligible director serving as lead independent director of our board of directors will receive an additional cash retainer of $25,000; the chairperson of the audit committee will receive an additional cash retainer of $25,000 and each other member of the audit committee will receive an additional cash retainer of $10,000; the chairperson of the compensation committee will receive an additional cash retainer of $25,000 and each other member of the compensation committee will receive an additional cash retainer of $10,000; and the chairperson of the nominating and corporate governance committee will receive an additional cash retainer of $25,000 and each other member of the nominating and corporate governance committee will receive an additional cash retainer of $10,000.
In addition and pursuant to this policy, eligible non-employee directors other than those directors affiliated with certain of our sponsors will be eligible to receive an annual equity award of RSUs with a grant date fair value of $100,000 (with prorated awards made to directors who join after this offering on a date other than the date of an annual meeting), which will generally vest in full on the earlier of (i) the day immediately prior to the date of our annual stockholder meeting immediately following the date of grant and (ii) the first anniversary of the grant date, subject to the non-employee director continuing service through such date. In the event of a change in control (as defined in the 2025 Plan), all outstanding equity awards granted to our non-employee directors pursuant to this policy will accelerate and vest in full.
Founder Retention Award
In connection with our initial public offering, our board of directors, upon recommendation of the Compensation Committee, and taking into account advice from Meridian, approved the grant of an equity award under the 2025 Plan covering an aggregate number of shares of Class B common stock equal to 4% of the number of shares of Class A common stock and Class B common stock outstanding as of the date of the initial public offering on an as-converted basis to Mr. Cagney (the “Founder Retention Award”). The Founder Retention Award is intended to help ensure Mr. Cagney’s retention as Chairman for at least an additional four years. We firmly believe Mr. Cagney’s retention is of paramount concern, with consideration given to his essential role in achieving our long-term strategy and our goal to deliver meaningful value to our stockholders.
The Founder Retention Award consists of (i) 3,200,942 options that vest based on continued service to our Company over a four-year period (the “Chairman Options”), (ii) 3,200,942 RSUs that vest based on continued service to our Company over a four-year period (the “Chairman RSUs”) and (iii) 2,133,961 performance-based RSUs that vest based on the achievement of stock price performance goals (the “Chairman Stock Price PSUs”). This award mix was intended to ensure our goal of retention while also further aligning Mr. Cagney’s interests with those of our stockholders by incorporating vesting events that deliver significant value creation for the Company’s stockholders. On November 12, 2025, upon recommendation from the Compensation Committee and taking into account further advice from Meridian, the board of directors approved that the time-based vesting schedule applicable to the Chairman Options and the Chairman RSUs be amended to remove the initially approved one-year vesting cliff and instead vested solely in monthly installments, consistent with the Company’s historical practice to not include a one-year vesting cliff on equity awards granted to its service providers which were not the initial equity awards granted to such service providers.
The Chairman Options have an exercise price equal to $25.00 and will vest, subject to Mr. Cagney’s continued service to our Company through each vesting date, in forty-eight substantially equal monthly installments on each monthly anniversary of September 10, 2025 (the “Chairman Vesting Commencement Date”) such that the award will be fully vested on the fourth anniversary of the Chairman Vesting Commencement Date.
The Chairman RSUs will vest, subject to Mr. Cagney’s continued service to our Company through each vesting date, in forty-eight substantially equal monthly installments on each monthly anniversary of the Chairman Vesting Commencement Date such that the award will be fully vested on the fourth anniversary of the Chairman Vesting Commencement Date.

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The Chairman Stock Price PSUs are conditioned on satisfaction of certain stock price-based vesting conditions. The stock price-based vesting conditions can be satisfied at the end of four consecutive annual performance periods ending on the first, second, third and fourth anniversaries of the Chairman Vesting Commencement Date (each such anniversary, a “Performance Date”) based on the achievement of certain specified stock price hurdles, set forth in the table below, subject to Mr. Cagney’s continued service through the applicable Performance Dates:

Performance Date	Stock Price Hurdle (1) ($)	Percentage of Chairman Stock Price PSUs Satisfying the Stock Price-Based Vesting Conditions (%)

1st Anniversary of Chairman Vesting Commencement Date	$32.50 (130% of the IPO price)	25
2nd Anniversary of Chairman Vesting Commencement Date	$42.25 (169% of the IPO price)	25
3rd Anniversary of Chairman Vesting Commencement Date	$52.75 (211% of the IPO price)	25
4th Anniversary of Chairman Vesting Commencement Date	$63.00 (252% of the IPO price)	25
1.For purposes of each performance date, calculated based on the average trading price of our Class A common stock over the final ten trading days of the applicable performance year.
Notwithstanding the foregoing, any portion of the Chairman Stock Price PSUs for which the stock price-based vesting condition is not achieved in respect of the first Performance Date, the second Performance Date or the third Performance Date, respectively, shall remain outstanding and eligible to vest based on the achievement of the applicable stock price hurdle for a subsequent Performance Date. Any portion of the Chairman Stock Price PSUs which remains unvested as of the final Performance Date shall be forfeited.
Unless otherwise determined by our board of directors, if Mr. Cagney incurs a termination of service prior to any portion of the Founder Retention Award becoming vested, such unvested portions shall be forfeited upon such termination of service.
In the event a Change in Control (as defined in the 2025 Plan) occurs prior to the final Performance Date and the stock price-based vesting condition for any applicable tranche of the Chairman Stock Price PSUs has not been achieved, and the Chairman Stock Price PSUs are not continued, assumed or otherwise replaced by the surviving entity according to the terms of the 2025 Plan, then, such unvested Chairman Stock Price PSUs will be eligible to vest in connection with such Change in Control, with stock price performance measured based on the per share price received by stockholders in connection with such Change in Control, subject to Mr. Cagney’s continued service through the date of such Change in Control. Any portion of the Chairman Stock Price PSUs which does not vest in connection with the Change in Control shall be forfeited as of the date of such Change in Control.

Figure Technology Solutions, Inc.	33	2026 Proxy Statement

2025 Director Compensation
The following table lists the individuals who served as our directors in 2025 and summarizes their 2025 compensation. Mr. Tannenbaum did not receive any compensation for his service on the Board during 2025.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Stock Options ($)(2)(3)	All Other Compensation ($)(4)	Total ($)

Michael Cagney	—	126,703,131	42,159,234	141,600	169,003,965
Adam Boyden	18,288	—	—	—	18,288
David Katsujin Chao	10,668	—	—	—	10,668
Lesley Goldwasser	28,955	237,850	—	—	266,805
Sachin Jaitly	7,620	—	—	—	7,620
Daniel Morehead	3,048	—	—	—	3,048
June Ou(5)	—	—	—	—	—
1.Amounts in this column reflect cash retainers paid to each of our non-employee directors for their service on the Board during 2025 in accordance with our non-employee director compensation policy.
2.This column reflects the grant date fair value of the RSUs granted during 2025 to each of our non-employee directors in respect of their service on the Board in accordance with our non-employee director compensation policy and, in the case of Mr. Cagney the Founder Retention Award, in each case, as calculated in accordance with ASC Topic 718, excluding the effect of estimated forfeitures and, in the case of stock options, as determined using Black-Scholes. We provide information regarding the assumptions used to calculate the value of all stock awards and option awards made to executive officers in Note 7 to our audited consolidated financial statements included in the 2025 Annual Report.
3.The following table lists all outstanding equity awards held by our directors as of December 31, 2025:

Name	Outstanding RSUs (#)	Outstanding PSUs (#)	Outstanding Options (#)

Michael Cagney	3,000,884	2,133,961	7,760,846
Adam Boyden	—	—	—
David Katsujin Chao	—	—	—
Lesley Goldwasser	7,136	—	—
Sachin Jaitly	—	—	—
Daniel Morehead	—	—	—
June Ou	—	—	4,453,693
4.Reflects a tax equalization payment made to Mr. Cagney in 2025 related to certain taxes triggered in connection with the Separation.
5.June Ou did not receive compensation under the Non-Employee Director Compensation Policy through December 31, 2025, but is being compensated under such policy beginning January 1, 2026.

Figure Technology Solutions, Inc.	34	2026 Proxy Statement

Equity Compensation Plan Information
The following table provides information as of December 31, 2025, with respect to the shares of the Company’s Class A and Class B common stock that may be issued under the Company’s existing compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2) ($)	Number of securities remaining available for future issuance under equity compensation plans

Equity compensation plans approved by security holders(1)	43,612,258(3)	6.60	15,566,250(4)
Equity compensation plans not approved by security holders	—	—	—
Totals	43,612,258	6.60	15,566,250
1.Consists of the following plans: the 2018 Plan, the 2024 Plan, the 2025 Plan and the 2025 Employee Stock Purchase Plan.
2.The weighted average exercise price is calculated based solely on the exercise prices of the outstanding options and does not reflect the shares that will be issued upon the vesting of outstanding RSUs, which have no exercise price.
3.Includes shares subject to outstanding awards granted, of which 33,502,649 shares are subject to outstanding options, 7,975,648 shares are subject to outstanding RSUs that vest contingent solely upon time-based service conditions, and 2,133,961 shares are subject to outstanding RSUs that vest contingent upon performance conditions (assuming achievement of maximum payout).
4.Includes 13,432,289 shares available for future issuance under the 2025 Plan and 2,133,961 shares available for future issuance under the 2025 Employee Stock Purchase Plan. Following our IPO, no further awards will be granted under the 2018 Plan or the 2024 Plan. The number of shares available for issuance under the 2025 Plan increases automatically on the first day of each calendar year of the Company beginning January 1, 2026 and ending on and including January 1, 2035, in an amount equal to the lesser of (A) five percent (5%) of the aggregate number of shares of our Class A common stock and Class B common stock outstanding on an as-converted basis on the last day of the immediately preceding fiscal year and (B) such lesser amount as determined by our board of directors. The number of shares available for issuance under the 2025 Employee Stock Purchase Plan increases automatically on January 1 of each calendar year of the Company beginning in 2026 and ending in 2035, in an amount equal to the lesser of (A) one percent (1%) of the outstanding shares of our Class A common stock and Class B common stock outstanding on an as converted basis on the last day of the immediately preceding fiscal year and (B) such lesser amount as determined by our board of directors.

Figure Technology Solutions, Inc.	35	2026 Proxy Statement

Stock Ownership

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our voting shares by:
•each person who is known to be the beneficial owner of more than 5% of our voting shares;
•each of our executive officers and directors; and
•all of our executive officers and directors as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days, provided that any person who acquires any such right with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise of such right. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.
Our authorized common stock consists of Blockchain common stock, Class A common stock and Class B common stock. Because the Blockchain common stock is convertible into Class A common stock at any time at the option of the holder, any holder of Blockchain common stock will be deemed to be the beneficial owner of Class A common stock for purposes of U.S. federal securities laws.
Beneficial ownership of shares of our common stock is based on 690,250 shares of Blockchain common stock, 181,663,016 shares of Class A common stock and 37,893,047 shares of Class B common stock issued and outstanding as of 11:59 p.m. ET on April 9, 2026.
Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of voting shares beneficially owned by them. Except as set forth below, to our knowledge, none of our shares of common stock beneficially owned by any executive officer or director have been pledged as security.

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	Class A Common Stock		Class B Common Stock		Blockchain Common Stock		Total Voting Power(1)
Name of Beneficial Owner	Number of Shares	%	Number of Shares	%	Number of Shares	%	%

Greater than 5% Shareholders:
Entities affiliated with DCM(2)	16,658,261	9.2	—	—	—	—	3.0
Ribbit Capital IV, L.P.(3)	11,253,191	6.2	—	—	—	—	2.0
Named Executive Officers and Directors:
Michael Tannenbaum(4)	3,604,743	2.0	—	—	—	—	*
Macrina Kgil(5)	376,811	*	—	—	—	—	*
Todd Stevens(6)	364,917	*	—	—	—	—	*
Adam Boyden	3,245,187	1.8	—	—	—	—	*
Michael Cagney(7)	6,146,654	3.4	43,119,814	100	—	—	71.3
David Katsujin Chao	4,000	*	—	—	—	—	*
Lesley Goldwasser	—	—	—	—	—	—	—
Sachin Jaitly	7,520	*	—	—	—	—	*
Daniel Morehead	1,542,871	*	—	—	—	—	*
June Ou(8)	6,146,654	3.4	43,119,814	100	—	—	71.3
All executive officers and directors as a group (10) persons)(9)	15,292,703	8.3	43,119,814	100	—	—	72.3
*Less than 1%
1.Percentage total voting power represents voting power with respect to all shares of our Class A common stock, Class B common stock and Blockchain common stock, as a single class. Each holder of Class B common stock is entitled to ten votes per share of Class B common stock, each holder of Class A common stock is entitled to one vote per share of Class A common stock, and each holder of Blockchain common stock is entitled to one vote per share on all matters submitted to our stockholders for a vote. The Class A common stock, and Class B common stock and Blockchain common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law.
2.Based solely on a Schedule 13G filed with the SEC on November 18, 2025. Consists of (i) 201,309 shares held by DCM Opportunity Fund III, L.P. (“DCM Opportunity Fund III”), over which DCM Opportunity Fund III has sole voting and dispositive power, (ii) 16,456,952 shares held by Figure Investment, LLC (“Figure SPV”), over which Figure SPV has sole voting and dispositive power. DCM Opportunity Fund Investment Management III, L.P. (“GP Opportunity III”), the general partner of DCM Opportunity Fund III and DCM Opportunity Fund International III, Ltd. (“UGP Opportunity III”), the general partner of GP Opportunity III may be deemed to have sole power to vote and dispose these shares, and Matthew C. Bonner (“Bonner”), Andre G. Levi (“Levi”) and F. Hurst Lin (“Lin”), the directors of UGP Opportunity III, may be deemed to have shared power to vote and dispose these shares. DCM Ventures China Fund (DCM VIII), L.P. (“DCM VIII”), the majority voting member of Figure SPV, DCM Investment Management VIII, L.P. (“GP VIII”), the general partner of DCM VIII, and DCM International VIII, Ltd. (“UGP VIII”) the general partner of GP VIII, may be deemed to have sole power to vote and dispose these shares. Bonner, Levi and Lin, the directors of UGP VIII, may be deemed to have shared power to vote and dispose these shares. The members of Figure SPV are DCM VIII, DCM VIII, L.P. ("Side Fund VIII") and DCM Affiliates Fund VIII, L.P. ("Affiliates Fund VIII"), DCM VIII, Side Fund VIII and Affiliates Fund VIII are all under common control and each of DCM VIII, Side Fund VIII and Affiliates Fund VIII may receive proceeds from a disposition of these shares in proportion to their percentage interests in Figure SPV. The principal business office of each of the foregoing entities and person is 2420 Sand Hill Road, Suite 200, Menlo Park, California 94025.

Figure Technology Solutions, Inc.	37	2026 Proxy Statement

3.Based solely on a Schedule 13G filed with the SEC on November 14, 2025. Consists of 11,253,191 shares held by Ribbit Capital IV, L.P. (“Fund IV”) and as nominee for Ribbit Founder Fund IV, L.P. (“FF IV”), over which they have sole voting and dispositive power. Meyer Malka is the sole director of Ribbit Capital GP IV, Ltd., which is the general partner of Ribbit Capital GP IV, L.P., which is the general partner of Fund IV and FF IV and may be deemed to have sole power to vote and dispose of these shares. The principal business office of each of the foregoing entities and person is c/o Ribbit Capital Management, 364 University Avenue, Palo Alto, California 94301.
4.Includes (i) 619,544 shares of the Company’s Class A common stock, (ii) 319,842 shares of Class A common stock underlying restricted stock units vesting within 60 days of April 9, 2026 and (iii) 2,665,357 shares of Class A common stock issuable upon the exercise of stock options exercisable within 60 days of April 9, 2026.
5.Includes (i) 63,058 shares of the Company’s Class A common stock, (ii) 44,822 shares of Class A common stock underlying restricted stock units vesting within 60 days of April 9, 2026 and (iii) 268,931 shares of Class A common stock issuable upon the exercise of stock options exercisable within 60 days of April 9, 2026.
6.Includes (i) 14,995 shares of the Company’s Class A common stock, (ii) 38,281 shares of Class A common stock underlying restricted stock units vesting within 60 days of April 9, 2026 and (iii) 311,641 shares of Class A common stock issuable upon the exercise of stock options exercisable within 60 days of April 9, 2026.
7.Includes (i) 6,128,993 shares of the Company's Class A common stock held directly by Ms. Ou, (ii) 17,661 shares of the Company's Class A common stock held by a family trust for which Mr. Cagney and Ms. Ou are the trustees, (iii) 28,220,637 shares of the Company's Class B common stock held directly by Mr. Cagney, (iv) 9,672,410 shares of the Company's Class B common stock held by various trusts for which Mr. Cagney and Ms. Ou are the trustees, (v) 133,373 shares of Class B common stock underlying restricted stock units vesting within 60 days of April 9, 2026, and (vi) 5,093,394 shares of Class B common stock issuable upon the exercise of stock options exercisable within 60 days of April 9, 2026. Mr. Cagney and Ms. Ou are husband and wife.
8.See footnote (7) above.
9.Includes (i) 11,643,829 shares of the Company’s Class A common stock, (ii) 37,893,047 shares of the Company’s Class B common stock, (iii) 402,945 shares of Class A common stock and shares of 133,373 Class B common stock underlying restricted stock units vesting within 60 days of April 9, 2026, (iv) 3,245,929 shares of Class A common stock issuable upon the exercise of stock options exercisable within 60 days of April 9, 2026, and (v) 5,093,394 shares of Class B common stock issuable upon the exercise of stock options exercisable within 60 days of April 9, 2026.

Figure Technology Solutions, Inc.	38	2026 Proxy Statement

Certain Relationships and Related Person Transactions

POLICIES AND PROCEDURES FOR RELATED PERSON TRANSACTIONS
Our Board recognizes the fact that transactions with related persons present a heightened risk of conflicts of interests (or the perception thereof). We have a written policy on transactions with related persons that is in conformity with the requirements for issuers having publicly held common stock that is listed on Nasdaq. Under the policy, our legal team is primarily responsible for developing and implementing processes and procedures to obtain information regarding related persons with respect to potential related person transactions and then determining, based on the facts and circumstances, whether such potential related person transactions do, in fact, constitute related person transactions requiring compliance with the policy. In addition, any potential related person transaction that is proposed to be entered into by the Company must be reported to the Company’s Chief Legal Officer (or his or her designee), by both the related person and the person at the Company responsible for such potential related person transaction.
If our legal team determines that a transaction or relationship is a related person transaction requiring compliance with the policy, our Chief Legal Officer (or his or her designee) is required to present to the Audit Committee all relevant facts and circumstances relating to the related person transaction. Our Audit Committee must review the relevant facts and circumstances of each related person transaction, including whether the transaction is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and the extent of the related person’s interest in the transaction, take into account the conflicts of interest and corporate opportunity provisions of our organizational documents and Code of Business Conduct and Ethics, and either approve or disapprove the related person transaction. If advance Audit Committee approval of a related person transaction requiring the Audit Committee’s approval is not feasible, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the chairperson of the Audit Committee, subject to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction. If a transaction was not initially recognized as a related person transaction, then upon such recognition the transaction will be presented to the Audit Committee for ratification at the Audit Committee’s next regularly scheduled meeting; provided, that if ratification is not forthcoming, management will make all reasonable efforts to cancel or annul the transaction.
Our management will update the Audit Committee as to any material changes to any approved or ratified related person transaction and will provide a status report at least annually of all then current related person transactions. No director may participate in approval of a related person transaction for which he or she is a related person.
The following are certain transactions, arrangements and relationships with our directors, executive officers and stockholders owning 5% or more of our outstanding common stock, or any member of the immediate family of any of the foregoing persons, since January 1, 2025, other than equity and other compensation, termination, change in control and other arrangements, which are described under “Executive Compensation.” All related person transactions described below that occurred prior to adoption of the formal, written policy described above were not subject to the approval and review procedures set forth in the policy.

Figure Technology Solutions, Inc.	39	2026 Proxy Statement

FIGURE TECHNOLOGIES, LLC (F/K/A, FIGURE TECHNOLOGIES, INC.) AND FIGURE MARKETS HOLDINGS, INC.
In March 2024, in connection with a series of transactions, we separated our business and Figure Lending Corp. (“FLC”) and Figure Markets Holdings, Inc. (“FMH”) began operating as separate businesses (the “Separation”).
In connection with and to effectuate the Separation, Figure Technologies, LLC (f/k/a Figure Technologies, Inc.) (“FT”) created each of FMH and the Company as direct wholly‑owned subsidiaries of FT. Following the formation of these entities, we completed the Separation through a series of steps, which resulted in, (i) FLC being the sole owner of certain lending‑related intellectual property and commercial contracts that were previously owned by FT, (ii) the Company becoming a holding company whose principal assets were the shares it held in FLC, (iii) FMH becoming a separate company, and (iv) FT being a wholly‑owned subsidiary of FMH. On March 19, 2024, Figure Technologies, Inc. converted into Figure Technologies, LLC.
The board of directors of each of FLC and FMH made a determination that it is in the best interests of both entities to recombine the businesses. On August 29, 2025, we recombined the businesses through a series of transactions (the “Recombination”) and FMH became a wholly‑owned subsidiary of the Company.
As a result of the Recombination, (i) the Company is a holding company with its principal assets consisting of shares in FLC and FMH, (ii) the Company is the sole shareholder of FLC and FMH, (iii) FMH is a wholly‑owned subsidiary of the Company, and (iv) the Company operates and controls all of the business and affairs of FLC, FMH, and their respective direct and indirect subsidiaries.
Prior to the consummation of the Recombination, our executive officers and members of the board of directors also served as directors and/or officers of FT and its subsidiaries and FMH. Mr. Cagney, Chairman of our board of directors, served as (i) the Chief Executive Officer and Chairman of the board of directors of FT, (ii) director, President, Chief Executive Officer, and Treasurer of FLC, (iii) director and President of Figure REIT, (iv) director and officer of certain of FT’s other subsidiaries and (v) director of FMH and certain of its subsidiaries. Mr. Cagney currently also serves as the Chief Executive Officer of FMH. Ms. Ou, member of our board of directors, served as an officer of FMH. Mr. Chao, member of our board of directors, served as a member of the board of directors of FMH and FT. Mr. Boyden and Dr. Jaitly, members of our board of directors, served as members of the board of directors of FT.
Loan Sales By FLC To Figure REIT Inc.
Figure REIT Inc. (“Figure REIT”), began purchasing loans from FLC in 2021. In the year ended December 31, 2025, FLC sold $157.1 million, net of repurchases of HELOCs of $2.8 million, with servicing rights retained, and recorded a net gain on sales of $1.9 million in the year ended December 31, 2025. During the year ended December 31, 2025, Figure REIT contributed $264 million of loans to an FLC securitization.
Figure REIT purchases loans from our subsidiary Figure Lending LLC (“FL LLC”) through Figure Connect. Figure REIT and FL LLC entered into a Second Right of First Refusal to Purchase Loans Originated or Acquired by FL LLC dated December 20, 2024, granting Figure REIT a ROFR with respect to the lesser of $35 million or 10% of eligible HELOCs originated or acquired by FL LLC in any month that the aggregate HELOCs originated or acquired by FL LLC exceeds $140 million, not to exceed $100 million in the aggregate during the ROFR period (from the closing date until June 30, 2025).
Loan Sales and Servicing Agreements and Technology Services Agreement Between FL LLC And Figure Markets Credit LLC
On March 1, 2024, FL LLC entered into a (i) Purchase Agreement and (ii) Servicing Agreement (collectively, the “FMC LLC Purchase and Servicing Agreements”) with Figure Markets Credit LLC (“FMC LLC”), pursuant to which FL LLC, on behalf of FMC LLC sells and services the loans originated by FL LLC secured by Bitcoin or Ether (“Crypto‑Backed Loans”). As of December 31, 2025, FL LLC has originated, sold, and serviced $19.9 million, respectively, of such loans pursuant to the FMC LLC Purchase and Servicing Agreement.
On January 2, 2025, FL LLC entered into a Loan and Security Agreement with FMC LFV LLC (“FMC LFV”), a direct subsidiary of FMC LLC, to warehouse the Crypto‑Backed Loans purchased by FMC LLC and subsequently sold to FMC LFV. The facility was guaranteed by FMH and further secured by a pledge of all interests that FMC LLC holds in FMC LFV. The facility was intended to be a short‑term financing until FMC LLC was able to obtain longer term financing arrangements. The facility had a March 28, 2025, maturity date and a facility limit of $25 million.

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In addition, FLC entered into a Figure Connect Exclusivity and Fee Letter Agreement with FMC LLC dated as of January 2, 2025, pursuant to which FMC LLC agrees to use best efforts to transact crypto‑backed loans through Figure Connect. Additionally, the fee letter agreement included certain fees payable to FLC for efforts made by FLC to introduce FMC LLC to third‑party crypto‑backed loan purchasers or other financers payable only upon the closing of such purchase or financing facilities.
PROVENANCE FOUNDATION
Ms. Ou, one of our co‑founders and a member of our board of directors, serves as the Executive Director of the Provenance Foundation. Mr. Cagney and Ms. Ou, our co‑founders, created the Provenance Blockchain, and the Provenance Foundation was later established to support the adoption and development of the Provenance Blockchain.
Term Note
In July 2022, FT entered into an interest bearing term note with the Provenance Blockchain Foundation (“Provenance”), pursuant to which FT provided Provenance with a $5.0 million loan, which was subsequently amended on June 12, 2023, to increase the total principal amount to $9.1 million. The term note was held by FMH and was eligible to be settled in cash or an equivalent value of HASH at maturity. At December 31, 2024 the outstanding principal of the loan, including interest paid in-kind, was recorded at $9.4 million, as “Loan to related parties” in the Consolidated Balance Sheets. Interest accrued on the note was $0.7 million and $0.8 million for the years ended December 31, 2025 and 2024, respectively, recorded as “Interest income” in the Consolidated Statements of Operations.
On December 31, 2025, the loan was settled in full. The total loan balance at the time of payoff, including all accrued interest, was $10.1 million. As allowed by the terms of the note, the payoff was satisfied through the transfer of 4,969,120,678 HASH tokens. The per token value of the HASH tokens was determined to be $0.00205, based on a valuation report provided by an independent third party. This valuation resulted in a total transfer value of $10.2 million. As the transfer of HASH tokens resulted in an overpayment by Provenance of $0.1 million, the Company recorded a payable to related party of $0.1 million, representing 31,707,317 HASH tokens to be returned to Provenance.
Services Agreement
In February 2025, Figure Certificate Company (“FCC”) entered into a services agreement (the “Provenance Services Agreement”) with Provenance Foundation, pursuant to which Provenance Foundation pays, on behalf of FCC, Hash Tokens (“HASH”) to cover fees to network validators for processing and validating operations on the blockchain incurred in connection with the purchase or sale of the face‑amount certificates issued by FCC and transacted on the Provenance Blockchain. FCC reimburses Provenance Foundation in cash in an amount equal to the then‑current market value of HASH paid by Provenance Foundation. During the year ended December 31, 2025, we did not reimburse the Provenance Foundation for any amount pursuant to the Provenance Services Agreement.
SIGNUM LTD. (DBA HASTRA)
In December 2025, the Company entered into a Software License Agreement (the “Agreement”) with Signum Ltd. (dba Hastra) (“Hastra”). Under the terms of the Agreement, the Company granted Hastra a nonexclusive, non-sublicensable, and nontransferable license to use certain proprietary software to support their protocol. In exchange for the license and ongoing maintenance and support services, Hastra pays the Company a royalty fee equal to 0.50% (50 basis points) of the per-transaction revenue earned from the protocol.
The initial term of the Agreement is three years, expiring in December 2028, with automatic one-year renewals thereafter. For the year ended December 31, 2025, the Company recognized no revenue related to this Agreement, and there were no outstanding receivables due from Hastra as of December 31, 2025.
Additionally, Hastra holds YLDS as part of their protocol activity.

Figure Technology Solutions, Inc.	41	2026 Proxy Statement

CONTRIBUTION AGREEMENTS
On December 31, 2023, FLC and FT entered into a contribution agreement (the “Initial Contribution Agreement”) to effect certain transactions prior to the Separation, including the transfer (the “2023 Contribution”) of certain contracts, technology assets, intellectual property rights, documents, equity, and tangible assets (the “2023 Contributed Assets”) by FT and certain of its subsidiaries to FLC. On April 9, 2024, FLC and FT entered into an amendment to the Initial Contribution Agreement to correct certain trademark information provided in the list of 2023 Contributed Assets. On March 18, 2024, FLC and FT entered into a second contribution agreement (together with the Initial Contribution Agreement, the “Contribution Agreements”) that effected certain additional transactions in connection with the Separation, including the transfer (together with the 2023 Contribution, the “Contribution”) of certain contracts, intellectual property, data and tangible assets held, and certain employees employed, by FT and certain of its subsidiaries to FLC (together with the 2023 Contributed Assets, the “Contributed Assets and Transferring Employees”). FLC assumed all liabilities and agreed to perform all obligations which accrue or are required to be performed in connection with the Contribution or otherwise associated with the Contributed Assets and Transferring Employees from and after the respective effective dates of the Contribution Agreements. The Contribution Agreements contain limited authority, authorization and no‑conflict representations and warranty provisions with respect to FLC and FT.
REFLOW SERVICES LLC (“REFLOW”)
We hold a 17.3% interest in Reflow, an SEC‑registered investment adviser. Such interest was contributed to us by Mr. Cagney on February 15, 2018 in exchange for $0.1 million. We received profit distributions from Reflow of $0.8 million during the year ended December 31, 2025.
Reflow Management Agreement
On August 22, 2018, we entered into a shared services agreement with Reflow (the “Reflow Management Agreement”). Pursuant to the Reflow Management Agreement, we perform certain support services, including accounts payable and payroll administration services, for Reflow, in exchange for a management fee. We did not receive any payments from Reflow in the year ended December 31, 2025.
SOL OPPORTUNITY FUND L.P. (“DOMESTIC SOLANA FUND”)
Domestic Solana Fund, a fund managed by Figure Investment Advisors, LLC and of which we hold a 4.8% interest, was formed on April 23, 2024. As of December 31, 2025, the primary purpose of the Domestic Solana Fund is to make investments in Solana tokens through auctions held through the FTX Trading Ltd. bankruptcy proceedings. The Domestic Solana Fund was selected as a buyer through a bidding process at the auction. The Domestic Solana Fund submitted a winning bid and entered into a purchase and sale agreement with Alameda Research and Maclaurin Investments to purchase the investment.
The Company recorded $0.2 million in contributions, net of $1.8 million distributions, to the Domestic Solana Fund, in the year ended December 31, 2025.
THE SEPARATION
In connection with the Separation, we engaged in certain transactions with certain of our directors, executive officers and other persons and entities which previously were or which became holders of 5% or more of our voting securities upon the consummation of the Separation.
On March 19, 2024, in connection with the Separation, we entered into a tax matters agreement with FMH (the “Tax Matters Agreement”) that governs the respective rights, responsibilities and obligations of us and FMH following the distribution of certain shares of FMH with respect to taxes, including our and FMH’s obligations to file tax returns and remit taxes, control over tax contests and our and FMH’s obligations to cooperate after the distribution in tax return preparation and record‑keeping matters. As a result of the Recombination, the Tax Matters Agreement was terminated.

Figure Technology Solutions, Inc.	42	2026 Proxy Statement

INVESTORS’ RIGHTS AGREEMENT
On August 29, 2025, in connection with the Recombination, we entered into the seventh amended and restated investors’ rights agreement (the “Investors’ Rights Agreement”), pursuant to which certain holders of our redeemable convertible preferred stock and common stock are entitled to demand the registration of certain or all of our Class A common stock that such persons beneficially own or their convertible preferred stock is convertible into.
TRANSACTIONS WITH EXECUTIVE OFFICERS AND DIRECTORS
Stock Option Awards Granted to Mr. Cagney under the 2018 Plan
On March 20, 2024, we granted option awards to Mr. Cagney covering 4,559,904 shares of our Class B common stock under the 2018 Plan in connection with ongoing transition services Mr. Cagney agreed to provide us following the Separation. The options granted to Mr. Cagney in 2024 have an exercise price of $4.82 per share. 1/4th of the shares subject to the options vest on the first anniversary of the vesting commencement date, and 1/48th of the shares subject to the options vest monthly thereafter. The options expire on March 19, 2034.
As of December 31, 2025, the Controlling Party holds $0.4 million of YLDS issued by FCC, recorded as “Debt, current” on the Consolidated Balance Sheets. The Controlling Party’s holdings are on normal market terms and do not include any preferential terms, guarantees, or other arrangements with the Company.
Travel Arrangements
During the year ended December 31, 2025, we incurred $1.1 million in costs to arrange travel for certain of our executive officers and directors, including Mr. Cagney, for business purposes.
DSCR Loan issued to Todd Stevens
On May 8, 2025, we issued a DSCR loan to Todd Stevens, our Chief Capital Officer. The principal amount of the loan was $0.1 million, it bore interest at a rate of 6.90% per annum, compounded annually, and had a maturity date of June 1, 2055. On August 15, 2025, Mr. Stevens repaid the loan in full in an amount equal to $0.1 million, including principal of approximately $0.1 million, and a total accrued unpaid interest of approximately $0.0 million.
INDEMNIFICATION AGREEMENTS
We have entered into indemnification agreements with each of our directors and executive officers.

Figure Technology Solutions, Inc.	43	2026 Proxy Statement

Stockholders’ Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2027 Annual Meeting of Stockholders pursuant to Rule 14a‑8 under the Exchange Act must submit the proposal to our Secretary at our offices at 100 West Liberty Street, Suite 600, Reno, Nevada 89501 in writing not later than December 25, 2026.
Stockholders intending to present a proposal at the 2027 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the immediately preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting of Stockholders no earlier than February 4, 2027 and no later than March 6, 2027. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 70 days after June 4, 2027, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the later of the close of business on the 90th day prior to the 2027 Annual Meeting or the close of business on the 10th day following the day on which public announcement (as defined in the Bylaws) of the date of such meeting is first made by us. In addition to satisfying the foregoing requirements under the Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a‑19(b) under the Exchange Act.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Figure Technology Solutions, Inc.	44	2026 Proxy Statement

Other Matters

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Figure Technology Solutions, Inc.	45	2026 Proxy Statement

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e‑mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.
Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.
We intend to file a Proxy Statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2027 Annual Meeting of Stockholders. Stockholders may obtain our Proxy Statement (and any amendments and supplements thereto) and other documents as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.

Figure Technology Solutions, Inc.	46	2026 Proxy Statement

Figure’s Annual Report on Form 10‑K

A copy of Figure’s Annual Report on Form 10‑K for the fiscal year ended December 31, 2025, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder without charge upon written request addressed to:
Figure Technology Solutions, Inc.
Attention: Secretary
100 West Liberty Street, Suite 600
Reno, Nevada 89501
A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10‑K at www.proxyvote.com. You also may access our Annual Report on Form 10‑K for the fiscal year ended December 31, 2025 at https://www.figure.com/investors.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL‑FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.
By Order of the Board of Directors
Ronald Chillemi
Chief Legal Officer and Corporate Secretary
Reno, Nevada
April 24, 2026

Figure Technology Solutions, Inc.	47	2026 Proxy Statement

FIGURE

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 3, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FIGR2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 3, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V93160-P47150 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FIGURE TECHNOLOGY SOLUTIONS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Michael Tannenbaum
02) Adam Boyden
03) Michael Cagney
04) David Katsujin Chao
05) Lesley Goldwasser
06) Sachin Jaitly
07) Daniel Morehead
08) June Ou

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V93161-P47150

FIGURE TECHNOLOGY SOLUTIONS, INC.
ANNUAL MEETING OF STOCKHOLDERS
JUNE 4, 2026 9:00 AM EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Michael Tannenbaum and Macrina Kgil, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of Class A common stock, Class B common stock, and/or Blockchain common stock of Figure Technology Solutions, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM Eastern Time on June 4, 2026, virtually at www.virtualshareholdermeeting.com/FIGR2026, and any continuation, postponement, or adjournment thereof (the "Annual Meeting").

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the Annual Meeting or any continuation, postponement, or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side